================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-56846) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 50

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 52

                              VANGUARD INDEX TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE

            on March 30, 1998 pursuant to paragraph (a) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1997 ON FEBRUARY --, 1998.


================================================================================

                              VANGUARD INDEX TRUST

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                                    LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Portfolio Profile; Portfolio Expenses
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   The Portfolios' Objective; Investment
                                                               Limitations; Investment Strategy;
                                                               Investment Policies; A Word About
                                                               Risk; Investment Performance; General
                                                               Information
    Item 5.   Management of the Fund........................   The Trust and Vanguard; Investment
                                                               Adviser
   Item 5A.   Management's Discussion of Fund Performance...   Herein incorporated by reference to
                                                               Registrant's Annual Report to
                                                               Shareholders dated December 31, 1997
                                                               filed with the Securities & Exchange
                                                               Commission's EDGAR system on __, 1998
    Item 6.   Capital Stock and Other Securities............   Buying Shares; Redeeming Shares;
                                                               Share Price; Dividends, Capital
                                                               Gains, and Taxes; General Information
    Item 7.   Purchase of Securities Being Offered..........   Buying Shares; How to Exchange Shares
    Item 8.   Redemption or Repurchase......................   Redeeming Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

FORM N-1A                                                      LOCATION IN STATEMENT
ITEM NUMBER                                                    OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Not Applicable
   Item 13.   Investment Objectives and Policies............   Investment Objectives and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Registrant..................   Management of the Trust
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Not Applicable
   Item 16.   Investment Advisory and Other Services........   Management of the Trust
   Item 17.   Brokerage Allocation and Other Services.......   Portfolio Transactions
   Item 18.   Capital Stock and Other Securities............   Description of Shares and Voting
                                                               Rights
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Not Applicable
   Item 21.   Underwriters..................................   Management of the Trust
   Item 22.   Calculation Performance Data..................   Yield and Total Return; Performance
                                                               Measures
   Item 23.   Financial Statements..........................   Financial Statements

                              VANGUARD INDEX TRUST

                             PROSPECTUS SUPPLEMENT

                                 MARCH 30, 1998

On March 30, 1998, a subscription period will begin for three new Portfolios of Vanguard Index Trust: the Mid Capitalization Stock Portfolio, Small Capitalization Value Stock Portfolio, and Small Capitalization Growth Stock Portfolio. The subscription period, held for the purpose of accumulating capital prior to the start of investment activities, will last through May 12, 1998. Fund assets will be invested in money market instruments throughout the subscription period. For the duration of this period, the Portfolios will charge no transaction fees.

     Beginning May 13, each Portfolio will charge an automatic transaction fee on purchases of shares (including exchanges from other Vanguard funds, but not including reinvested dividends and capital gains). The fees are 0.25% for the Mid Capitalization Stock Portfolio and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios. These fees, paid directly to the Portfolios, are designed to offset the higher costs of purchasing certain types of securities.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED JANUARY 9, 1998

VANGUARD
INDEX TRUST

Prospectus
March 30, 1998

TOTAL STOCK MARKET
PORTFOLIO

500 PORTFOLIO

EXTENDED MARKET
PORTFOLIO

MID CAPITALIZATION
STOCK PORTFOLIO

SMALL CAPITALIZATION
STOCK PORTFOLIO

VALUE PORTFOLIO

SMALL CAPITALIZATION
VALUE STOCK PORTFOLIO

GROWTH PORTFOLIO

SMALL CAPITALIZATION
GROWTH STOCK PORTFOLIO

This prospectus contains
financial data for the
Trust through the
fiscal year ended
December 31, 1997.

[PHOTO]

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THE INVESTOR AND INSTITUTIONAL SHARES OF THE MID CAPITALIZATION STOCK PORTFOLIO, THE SMALL CAPITALIZATION VALUE STOCK PORTFOLIO, AND THE SMALL CAPITALIZATION GROWTH STOCK PORTFOLIO, AS WELL AS THE INSTITUTIONAL SHARES OF THE VALUE PORTFOLIO AND THE GROWTH PORTFOLIO, MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATES IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. TO OBTAIN A CURRENTLY EFFECTIVE PROSPECTUS FOR THE EXISTING PORTFOLIOS OF VANGUARD INDEX TRUST, PLEASE CONTACT VANGUARDS INVESTOR INFORMATION DEPARTMENT AT 1-800-662-7447.

[THE VANGUARD GROUP LOGO]

VANGUARD INDEX TRUST


CONTENTS

Portfolio Profile         1

Portfolio Expenses        4

Financial Highlights      6

A Word About Risk        10

The Portfolios'
Objective                10

Who Should Invest        12

Investment Strategy      13

Investment Policies      17

Investment Limitations   18

Investment
Performance              18

Share Price              19

Dividends, Capital
Gains, and Taxes         20

The Trust and
Vanguard                 21

Investment Adviser       21

General Information      22

Investing
with Vanguard            23

Services and
Account Features         23

Types of Accounts        24

Distribution Options     25

Buying Shares            25

Redeeming Shares         27

Portfolio and
Account Updates          29

Prospectus Postscript    31

Risk Quiz                32

Glossary  Inside Back Cover


                                                       A Stock Index Mutual Fund

INVESTMENT OBJECTIVES AND POLICIES


Vanguard Index Trust (the Trust) is an open-end investment company that includes nine separate, diversified mutual fund portfolios: Total Stock Market, 500, Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios have been added as new Portfolios effective March 30, 1998.

   Each Portfolio seeks to match, as closely as possible, the performance of a different stock market benchmark, or index. One index reflects the entire U.S. stock market; the eight other indexes focus on specific stock market segments. Long-term capital growth (and, for some Portfolios, dividend income) may be achieved as the Portfolios track their respective indexes.

   You can buy shares in any of the nine Portfolios that meet your investment needs; you do not have to buy shares in all nine.


   IT IS IMPORTANT TO NOTE THAT NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN ANY OF THE PORTFOLIOS.

FEES AND EXPENSES

The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

   Each Portfolio charges a $10 annual account maintenance fee for accounts with balances of less than $10,000 at the time of the quarterly or annual deduction.


   Five Portfolios charge a fee on purchases: 0.25% for the Extended Market and Mid Capitalization Stock Portfolios, 0.5% for the Small Capitalization Stock Portfolio, and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios.

ADDITIONAL INFORMATION ABOUT THE TRUST

A Statement of Additional Information (dated March 30, 1998) containing more information about the Trust is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTE TO LARGE INVESTORS

The Total Stock Market Portfolio, Extended Market Portfolio, Mid Capitalization Stock Portfolio, Small Capitalization Stock Portfolio, Value Portfolio, Small Capitalization Value Stock Portfolio, Growth Portfolio, and Small Capitalization Growth Stock Portfolio each offers two separate classes of shares. This prospectus describes the "Investor Shares" of these Portfolios, which have a minimum initial investment requirement of $3,000 ($1,000 for IRAs). The Portfolios' "Institutional Shares," which we offer through a separate prospectus, are designed for investors who meet the investment minimum requirement of $10 million and generally do not require special employee benefit plan services. To obtain a prospectus for the Institutional Shares, please call Vanguard's Institutional Investor Group at 1-800-523-1036. Note that the Portfolios' separate share classes have different expenses; as a result, their investment performance will vary.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategy of each Portfolio of Vanguard Index Trust. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you decide which Portfolios, if any, are the right investment for you. We suggest that you keep it for future reference.

PORTFOLIO PROFILE                                          Vanguard Index Trust

WHO SHOULD INVEST (page 12)

- Investors looking for a simple way to match the performance of a specific stock market index.

- Investors seeking a stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term--at least five years.

WHO SHOULD NOT INVEST

- Investors unwilling to accept significant fluctuations in share price.

- Investors hoping to beat the stock market.

RISKS OF THE PORTFOLIOS (pages 10-18)

The Portfolios' total returns will fluctuate within a wide range, so an investor could lose money over short or even extended periods. All nine Portfolios are subject to market risk (the chance that stock prices in general will fall, sometimes suddenly and sharply) and objective risk (the chance that a specific segment of the stock market will not perform as well as the overall market). More detailed information about risk--including risks specific to each Portfolio--is provided beginning on page 10.

DIVIDENDS AND CAPITAL GAINS (page 20)

The Total Stock Market, 500, Value, and Growth Portfolios pay dividends in March, June, September, and December. The Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios pay dividends in December. All nine of the Trust's Portfolios pay capital gains, if any, in December.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO PROFILE (continued)                               Vanguard Index Trust

INVESTMENT ADVISER (page 21)

Vanguard Core Management Group, Valley Forge, Pa., manages each of the nine Portfolios.

MINIMUM INITIAL INVESTMENT FOR EACH PORTFOLIO: $3,000; $1,000 for IRAs and custodial accounts for minors

ACCOUNT FEATURES (page 23)

- Telephone Redemption (sales, not exchanges)

- Vanguard Direct Deposit Service(sm)

- Vanguard Automatic Exchange Service(sm)

- Vanguard Fund Express(R)

- Vanguard Dividend Express(sm)

AVERAGE ANNUAL TOTAL RETURNS--PERIODS ENDED DECEMBER 31, 1997

                                 1 YEAR     5 YEARS        10 YEARS
                             ----------------------------------------
 Total Stock Market                -            -             -*
 Wilshire 5000 Index               -            -             -*
 500                               -            -              -
 S&P 500 Index                     -            -              -
 Extended Market**                 -            -              -
 Wilshire 4500 Index               -            -              -
 SmallCap Stock**                  -            -              -
 Russell 2000 Index                -            -              -
 Value                             -            -             --
 S&P/BARRA Value Index             -            -             --
 Growth                            -           -*             --
 S&P/BARRA Growth Index            -           -*             --
 --------------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

 *Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.


--------------------------------------------------------------------------------------------
                                          TOTAL STOCK                             EXTENDED
                                             MARKET               500              MARKET
--------------------------------------------------------------------------------------------
INCEPTION DATE:                             4/27/92             8/31/76           12/21/87
NET ASSETS AS OF 12/31/97:                 $- billion         $- billion         $- billion
PORTFOLIO EXPENSE RATIO FOR THE
  PERIOD ENDED 12/31/97:                       -                   -                  -
FEES
  LOADS, 12B-1 MARKETING FEE:                 None               None               None
  ANNUAL ACCOUNT MAINTENANCE FEE*:            $10                 $10                $10
  TRANSACTION FEE ON PURCHASES:               None               None              0.25%
SUITABLE FOR IRAS:                            Yes                 Yes                Yes
NEWSPAPER ABBREVIATION:                      TotSt                500               Exten
VANGUARD FUND NUMBER:                         085                 040                098
CUSIP NUMBER:                              922908306           922908108          922908207
QUOTRON SYMBOL:                             VTSMX.Q             VFINX.Q            VEXMX.Q
--------------------------------------------------------------------------------------------

*Waived for accounts with balances of $10,000 or more at the time of the quarterly or annual deduction.

--------------------------------------------------------------------------------------------
                                             MIDCAP            SMALLCAP
                                             STOCK               STOCK              VALUE
--------------------------------------------------------------------------------------------
INCEPTION DATE:                             3/30/98             10/3/60            11/2/92
NET ASSETS AS OF 12/31/97:                    None            $- billion         $- billion
PORTFOLIO EXPENSE RATIO FOR THE
  PERIOD ENDED 12/31/97:                      N/A                  -                  -
FEES
  LOADS, 12B-1 MARKETING FEE:                 None               None               None
  ANNUAL ACCOUNT MAINTENANCE FEE*:            $10                 $10                $10
  TRANSACTION FEE ON PURCHASES:              0.25%               0.5%               None
SUITABLE FOR IRAS:                            Yes                 Yes                Yes
NEWSPAPER ABBREVIATION:                      MidCap              SmCap              Value
VANGUARD FUND NUMBER:                         859                 048                006
CUSIP NUMBER:                                  -               922908702          922908405
QUOTRON SYMBOL:                               N/A               NAESX.Q            VIVAX.Q
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                            SMALLCAP                              SMALLCAP
                                             VALUE              GROWTH             GROWTH
--------------------------------------------------------------------------------------------
INCEPTION DATE:                             3/30/98             11/2/92            3/30/98
NET ASSETS AS OF 12/31/97:                    None            $- billion            None
PORTFOLIO EXPENSE RATIO FOR THE
  PERIOD ENDED 12/31/97:                      N/A                  -                 N/A
FEES
  LOADS, 12B-1 MARKETING FEE:                 None               None               None
  ANNUAL ACCOUNT MAINTENANCE FEE*:            $10                 $10                $10
  TRANSACTION FEE ON PURCHASES:              1.00%               None               1.00%
SUITABLE FOR IRAS:                            Yes                 Yes                Yes
NEWSPAPER ABBREVIATION:                     SmValue             Growth            SmGrowth
VANGUARD FUND NUMBER:                         860                 009                861
CUSIP NUMBER:                                  -               922908504              -
QUOTRON SYMBOL:                               N/A               VIGRX.Q              N/A
--------------------------------------------------------------------------------------------

*Waived for accounts with balances of $10,000 or more at the time of the quarterly or annual deduction.

                                PLAIN TALK ABOUT

                                VANGUARD'S FEES

Some of Vanguard's index portfolios charge a transaction fee on purchases of portfolio shares to offset the higher costs of trading certain securities, particularly small-company and international stocks. The transaction fee ensures that these higher costs are borne by the investors making the transactions--and not by shareholders already in the portfolio. In addition, most of Vanguard's index portfolios charge an account maintenance fee on accounts under $10,000 to divide the costs of maintaining accounts equitably among shareholders.

 At Vanguard, all fees are paid directly to the portfolio itself (unlike a sales charge or load, which--for many fund companies--ends up in the pocket of the sponsor, adviser, or sales representative). Without transaction fees, an index portfolio would have trouble tracking its target index.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the costs you would bear as an investor in one of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES AND FEES


Sales Load Imposed on Purchases:                                          None
Transaction Fee on Purchases*
 Extended Market Portfolio:                                              0.25%
 Mid Capitalization Stock Portfolio:                                     0.25%
 Small Capitalization Stock Portfolio:                                   0.50%
 Small Capitalization Value Stock Portfolio:                             1.00%
 Small Capitalization Growth Stock Portfolio:                            1.00%
 Total Stock Market, 500, Value, and Growth Portfolios:                   None
Sales Load Imposed on Reinvested Dividends:                               None
Redemption Fees:                                                          None
Exchange Fees:                                                            None


* The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.


 For accounts with current balances of less than $10,000, an account maintenance fee is deducted from a Portfolio's dividends ($2.50 each quarter for the Total Stock Market, 500, Value, and Growth Portfolios; and $10 each December for the Extended Market, Small Capitalization Stock, Mid
Capitalization Stock, Small Capitalization Value Stock, and Small
Capitalization Growth Stock Portfolios). If you receive a distribution that is less than the fee, shares will be automatically redeemed to make up the difference.

 The next tables illustrate the expenses that you are expected to incur, outside of transaction and maintenance fees, as a Portfolio shareholder. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as fees for administering the Portfolio, providing services, and other activities. The expenses for the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios, as shown in the table, are based upon those incurred in the fiscal year ended December 31, 1997. The expenses shown for the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios are estimates for these Portfolios' first full year of operations.

PORTFOLIO OPERATING EXPENSES

-----------------------------------------------------------------------------------
                                         TOTAL STOCK                   EXTENDED
                                           MARKET         500           MARKET
-----------------------------------------------------------------------------------
Management and
  Administrative Expenses:                       -           -                  -
Investment Advisory Expenses:                 None        None               None
12b-1 Marketing Fees:                         None        None               None
Other Expenses
  Marketing and Distribution
     Expenses:                           -            -                -
  Miscellaneous Expenses
     (e.g., Taxes, Auditing):            -            -                -
                                     ------------   ----------
Total Other Expenses:                           -            -                  -
                                            -----        -----              -----
  TOTAL OPERATING EXPENSES
     (EXPENSE RATIO):                           -            -                  -
                                            =====================================

-----------------------------------------------------------------------------------
                                           MIDCAP      SMALLCAP
                                            STOCK        STOCK          VALUE
-----------------------------------------------------------------------------------
Management and
  Administrative Expenses:                       -           -                  -
Investment Advisory Expenses:                 None        None               None
12b-1 Marketing Fees:                         None        None               None
Other Expenses
  Marketing and Distribution
     Expenses:                           -            -                -
  Miscellaneous Expenses
     (e.g., Taxes, Auditing):            -            -                -
                                     ------------   ----------
Total Other Expenses:                            -           -                  -
                                            -----        -----              -----
  TOTAL OPERATING EXPENSES
     (EXPENSE RATIO):                            -           -                  -
                                            =====================================

-----------------------------------------------------------------------------------
                                          SMALLCAP                     SMALLCAP
                                            VALUE       GROWTH          GROWTH
-----------------------------------------------------------------------------------
Management and
  Administrative Expenses:                       -           -                  -
Investment Advisory Expenses:                 None        None               None
12b-1 Marketing Fees:                         None        None               None
Other Expenses
  Marketing and Distribution
     Expenses:                           -            -                -
  Miscellaneous Expenses
     (e.g., Taxes, Auditing):            -            -                -
                                     ------------   ----------
Total Other Expenses:                            -           -                  -
                                            -----        -----              -----
  TOTAL OPERATING EXPENSES
     (EXPENSE RATIO):                            -           -                  -
                                            =====================================


                                PLAIN TALK ABOUT
                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For instance, the Total Stock Market Portfolio's expense ratio in fiscal year 1997 was -%, or $- per $1,000 of average net assets. The average equity index fund had expenses in 1996 of 0.65%, or $6.50 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

                                PLAIN TALK ABOUT

                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Total Stock Market Portfolio as an example. The Portfolio began fiscal 1997 with a net asset value (price) of $17.77 per share. During the year, the Portfolio earned $- per share from investment income (interest and dividends) and $- per share from investments that had appreciated in value or were sold for a price higher than the Portfolio paid for them. This resulted in total earnings of $- per share. Of those earnings, $- per share was returned to shareholders in distributions ($- in dividends, $- in capital gains). The earnings ($- per share) less distributions ($- per share) resulted in a share price of $- at the end of the fiscal year, an increase of $- per share (from $- at the start of the period to $- at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, total return from the Portfolio was -% for the year.

 As of December 31, 1997, the Portfolio had $- billion in net assets; an expense ratio of -% ($- per $1,000 of net assets); and net investment income amounting to -% of its average net assets. It sold and replaced securities valued at -% of its total net assets.


 The following examples illustrate the hypothetical expenses that you would incur on a $1,000 investment in each Portfolio over various periods. These examples assume that each Portfolio provides a return of 5% a year and that you redeem your investment at the end of each period. A $10 annual fee payable on accounts with current balances of less than $10,000 is not included.

-------------------------------------------------------------------------------------------------
PORTFOLIO                           1 YEAR           3 YEARS          5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------
Total Stock Market                   $  2              $  7               $12              $28
500                                     2                 6                11               26
Extended Market                         8                13                19               37
MidCap Stock                            5                11                17               34
SmallCap Stock                          8                13                19               37
Value                                   2                 6                11               26
SmallCap Value Stock                   10                15                21               39
Growth                                  2                 6                11               26
SmallCap Growth Stock                  10                15                21               39
-------------------------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding of the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios* for each of the last ten years ended December 31, 1997 (or each year since the Portfolio's inception date). The financial statements that include these financial highlights for the periods ended December 31 were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Trust's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

*The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

-------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL STOCK MARKET PORTFOLIO
                                                           --------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------    3/16*-
                                                             1997        1996       1995      1994      1993    12/31/92
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            -      $15.04     $11.37    $11.69    $10.84      $10.00
                                                           --------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      -         .29        .29       .27       .26         .23
     Net Realized and Unrealized Gain (Loss) on Investments     -        2.84       3.75     (.29)       .88         .84
                                                           --------------------------------------------------------------
        TOTAL FROM INVESTMENT OPERATIONS                        -        3.13       4.04     (.02)      1.14        1.07
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                       -        (.29)     (.28)     (.27)     (.26)       (.23)
                                                           --------------------------------------------------------------
     Distributions from Realized Capital Gains                  -        (.11)     (.09)     (.03)     (.03)          --
                                                           --------------------------------------------------------------
        TOTAL DISTRIBUTIONS                                     -        (.40)     (.37)     (.30)     (.29)       (.23)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  -      $17.77     $15.04    $11.37    $11.69      $10.84
=========================================================================================================================
TOTAL RETURN**                                                  -      20.96%     35.79%    -0.17%    10.62%      10.41%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                            -      $3,531     $1,571      $786      $512        $275
Ratio of Total Expenses to Average Net Assets                   -       0.22%      0.25%     0.20%     0.20%      0.21%+
Ratio of Net Investment Income to Average Net Assets            -       1.86%      2.14%     2.35%     2.31%      2.42%+
Portfolio Turnover Rate                                         -          3%         3%        2%        1%          3%
Average Commission Rate Paid                                    -      $.0216        N/A       N/A       N/A         N/A
-------------------------------------------------------------------------------------------------------------------------

 *   Commencement of operations.

** Total return figures do not reflect the 0.25% transaction fee on purchases through 1995, or the annual account maintenance fee of $10. Subscription period for the Portfolio was from March 16 to April 26, 1992, during which time all assets were held in money market instruments. Performance measurement began on April 27, 1992.

 +  Annualized.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 500 PORTFOLIO
                                      --------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                      --------------------------------------------------------------------------------------------
                                      1997      1996    1995    1994      1993     1992     1991        1990       1989      1988
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                -    $57.60  $42.97  $43.83    $40.97   $39.32   $31.24      $33.64     $27.18    $24.65
                                      --------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                  -      1.28    1.22    1.18      1.13     1.12     1.15        1.17       1.20      1.08
  Net Realized and Unrealized
      Gain (Loss) on Investments         -     11.82   14.76    (.67)     2.89     1.75     8.20       (2.30)      7.21      2.87
                                      --------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT
          OPERATIONS                     -     13.10   15.98     .51      4.02     2.87     9.35       (1.13)      8.41      3.95
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
      Investment Income                  -     (1.28)  (1.22)  (1.17)    (1.13)   (1.12)   (1.15)      (1.17)     (1.20)    (1.10)
  Distributions from
      Realized Capital Gains             -      (.25)   (.13)   (.20)     (.03)    (.10)    (.12)       (.10)      (.75)     (.32)
                                      --------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS            -     (1.53)  (1.35)  (1.37)    (1.16)   (1.22)   (1.27)      (1.27)     (1.95)    (1.42)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                          -    $69.17  $57.60  $42.97    $43.83   $40.97   $39.32      $31.24     $33.64    $27.18
==================================================================================================================================
TOTAL RETURN*                            -    22.88%  37.45%   1.18%     9.89%    7.42%   30.22%      -3.32%     31.36%    16.22%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
  Period (Millions)                      -   $30,332 $17,372  $9,356    $8,273   $6,547   $4,345      $2,173     $1,804    $1,055
Ratio of Total Expenses to
  Average Net Assets                     -     0.20%   0.20%   0.19%     0.19%    0.19%    0.20%       0.22%      0.21%     0.22%
Ratio of Net Investment
  Income to Average
  Net Assets                             -     2.04%   2.38%   2.72%     2.65%    2.81%    3.07%       3.60%      3.62%     4.08%
Portfolio Turnover Rate                  -       5%+     4%+     6%+       6%+      4%+      5%+        23%+         8%       10%
Average Commission
  Rate Paid                              -    $.0166     N/A     N/A       N/A      N/A      N/A         N/A        N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the annual account maintenance fee of $10.

+Portfolio turnover rates excluding in-kind redemptions were 3%, 2%, 2%, 4%,
2%, 1%, 1%, and 6%, respectively.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                           EXTENDED MARKET PORTFOLIO
                                      --------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                      --------------------------------------------------------------------------------------------
                                      1997      1996    1995    1994      1993     1992     1991        1990       1989      1988
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                    -    $24.07  $18.52  $19.43    $17.35   $15.82   $11.48      $13.92     $11.60    $ 9.99
                                      --------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                  -       .34     .30     .28       .23      .24      .25         .30        .26       .34
  Net Realized and
      Unrealized Gain (Loss)
      on Investments                     -      3.85    5.95    (.62)     2.28     1.72     4.54       (2.25)      2.52      1.63
                                      --------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
      OPERATIONS                         -      4.19    6.25    (.34)     2.51     1.96     4.79       (1.95)      2.78      1.97
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
      Investment Income                  -      (.34)   (.30)   (.28)     (.23)    (.25)    (.25)       (.33)      (.23)     (.20)
  Distributions from
      Realized Capital Gains             -     (1.72)   (.40)   (.29)     (.20)    (.18)    (.20)       (.16)      (.23)     (.16)
                                      --------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                -     (2.06)   (.70)   (.57)     (.43)    (.43)    (.45)       (.49)      (.46)     (.36)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                          -    $26.20  $24.07  $18.52    $19.43   $17.35   $15.82      $11.48     $13.92    $11.60
==================================================================================================================================
TOTAL RETURN**                           -    17.65%  33.80%  -1.76%    14.49%   12.47%   41.85%     -14.05%     24.10%    19.75%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
  Period (Millions)                      -    $2,099  $1,523    $967      $928     $585     $372        $179       $147       $35
Ratio of Total Expenses to
  Average Net Assets                     -     0.25%   0.25%   0.20%     0.20%    0.20%    0.19%       0.23%      0.23%     0.24%
Ratio of Net Investment
  Income to Average
Net Assets                               -     1.42%   1.51%   1.51%     1.48%    1.73%    2.14%       2.68%      2.92%     2.90%
Portfolio Turnover Rate                  -       22%     15%     19%       13%       9%      11%          9%        14%       26%
Average Commission Rate Paid             -    $.0235     N/A     N/A       N/A      N/A      N/A         N/A        N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------

**    Total return figures do not reflect transaction fees on purchases (0.5%
      in 1995, 1996, and the 1997 period; 1% in 1992 through 1994) or the annual account maintenance fee of $10. (Note: The transaction fee on purchases was reduced to 0.25% as of November 3, 1997.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                 SMALL CAPITALIZATION
                                                                   STOCK PORTFOLIO*
                                                      --------------------------------------------
                                                             YEAR ENDED
                                                            DECEMBER 31,
                                                      ------------------------   2/1-    10/1/93-
                                                        1997   1996     1995   12/31/94  1/31/94
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       -  $18.61    $14.99   $16.24   $16.23
                                                      --------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    -     .26       .24      .20      .05
  Net Realized and Unrealized Gain (Loss) on Investments   -    3.07      4.06     (.86)     .96
                                                      --------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                           -    3.33      4.30     (.66)    1.01
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     -    (.27)     (.23)    (.22)    (.18)
  Distributions from Realized Capital Gains                -   (1.44)     (.45)    (.37)    (.82)
                                                      --------------------------------------------
TOTAL DISTRIBUTIONS                                        -   (1.71)     (.68)    (.59)   (1.00)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             -  $20.23    $18.61   $14.99   $16.24
==================================================================================================
TOTAL RETURN**                                             -  18.12%    28.74%   -4.00%    6.65%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                       -  $1,713      $971     $605     $533
Ratio of Total Expenses to Average Net Assets              -   0.25%     0.25%   0.17%+   0.18%+
Ratio of Net Investment Income to Average Net Assets       -   1.51%     1.58%   1.50%+   1.16%+
Portfolio Turnover Rate                                    -     28%       28%      25%       5%
Average Commission Rate Paid                               -  $.0245       N/A      N/A      N/A
--------------------------------------------------------------------------------------------------

 * Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

** Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996) or the annual account maintenance fee of $10.

+Annualized.                                               (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                        SMALL CAPITALIZATION
                                                                           STOCK PORTFOLIO*
                                                                             (CONTINUED)
                                                     --------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------
                                                        1993    1992      1991   1990++     1989        1988
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $12.63  $12.03    $ 8.55   $11.88   $11.96      $15.73
                                                     --------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                    .20     .19       .20      .17      .10         .03
Net Realized and Unrealized Gain (Loss) on Investments  3.73     .88      3.60    (3.46)    2.13       (2.59)
                                                     --------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                  3.93    1.07      3.80    (3.29)    2.23       (2.56)
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.18)   (.18)     (.18)    (.04)    (.14)         --
  Distributions from Realized Capital Gains             (.15)   (.29)     (.14)      --    (2.17)      (1.21)
                                                     --------------------------------------------------------
      TOTAL DISTRIBUTIONS                               (.33)   (.47)     (.32)    (.04)   (2.31)      (1.21)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $16.23  $12.63    $12.03   $ 8.55   $11.88      $11.96
=============================================================================================================
TOTAL RETURN**                                        31.60%   9.34%    45.91%  -27.73%   18.83%     -14.30%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                    $432    $202      $111      $40      $20         $27
Ratio of Total Expenses to Average Net Assets          0.18%   0.18%     0.21%    0.31%    1.00%       0.95%
Ratio of Net Investment Income to Average Net Assets   1.47%   1.65%     2.11%    1.91%     .65%        .24%
Portfolio Turnover Rate                                  26%     26%       33%      40%     160%         68%
Average Commission Rate Paid                             N/A     N/A       N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------------------------------------

 * Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

** Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996) or the annual account maintenance fee of $10.

++    Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                            VALUE PORTFOLIO
                                                        -----------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------    11/2*-
                                                        1997   1996      1995     1994     1993     12/31/92
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       -  $14.79    $11.12   $11.74   $10.30      $10.00
                                                        -----------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    -     .37       .41      .38      .38         .07
  Net Realized and Unrealized Gain (Loss) on Investments   -    2.81      3.66     (.46)    1.50         .30
                                                        -----------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                     -    3.18      4.07     (.08)    1.88         .37
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     -    (.38)     (.40)    (.38)    (.38)       (.07)
  Distributions from Realized Capital Gains                -    (.57)       --     (.16)    (.06)         --
                                                        -----------------------------------------------------
      TOTAL DISTRIBUTIONS                                  -    (.95)     (.40)    (.54)    (.44)       (.07)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             -  $17.02    $14.79   $11.12   $11.74      $10.30
=============================================================================================================
TOTAL RETURN**                                             -  21.86%    36.94%   -0.73%   18.35%       3.70%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                       -  $1,016      $496     $297     $190         $24
Ratio of Total Expenses to Average Net Assets              -   0.20%     0.20%    0.20%    0.20%         0%+
Ratio of Net Investment Income to Average Net Assets       -   2.54%     3.06%    3.37%    3.26%      3.46%+
Portfolio Turnover Rate                                    -     29%       27%      32%      30%          4%
Average Commission Rate Paid                               -  $.0188       N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------------------------------------

 * Commencement of operations.

** Total return figures do not reflect the annual account maintenance fee of $10.

 + Annualized.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                          GROWTH PORTFOLIO
                                                        -----------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------     11/2*-
                                                        1997    1996      1995     1994     1993    12/31/92
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       -  $13.97    $10.28   $10.20   $10.26      $10.00
                                                        -----------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    -     .22       .21      .21      .21         .06
  Net Realized and Unrealized Gain (Loss) on Investments   -    3.07      3.68      .08     (.06)        .26
                                                        -----------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                     -    3.29      3.89      .29      .15         .32
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     -    (.22)     (.20)    (.21)    (.21)       (.06)
  Distributions from Realized Capital Gains                -    (.14)       --       --       --          --
                                                        -----------------------------------------------------
  TOTAL DISTRIBUTIONS                                      -    (.36)     (.20)    (.21)    (.21)       (.06)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             -  $16.90    $13.97   $10.28   $10.20      $10.26
=============================================================================================================
TOTAL RETURN**                                             -  23.74%    38.06%    2.89%    1.53%       3.19%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                       -    $787      $271      $86      $51         $21
Ratio of Total Expenses to Average Net Assets              -   0.20%     0.20%    0.20%    0.20%          0%
Ratio of Net Investment Income to Average Net Assets       -   1.57%     1.71%    2.08%    2.10%      2.85%+
Portfolio Turnover Rate                                    -     29%       24%      28%      36%          2%
Average Commission Rate Paid                               -  $.0183       N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------------------------------------

 * Commencement of operations.

** Total return figures do not reflect the annual account maintenance fee of $10.

 + Annualized.
--------------------------------------------------------------------------------

 From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in the Portfolios of Vanguard Index Trust. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or more of the Trust's Portfolios, you should take into account your personal tolerance for the daily fluctuations of the stock market. Remember, too, that each Portfolio seeks to match a different stock market index; therefore, investment risk will vary from Portfolio to Portfolio.

 Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the nine Portfolios, will confront.


THE PORTFOLIOS' OBJECTIVE


Each Portfolio seeks to match, as closely as possible, the performance of a specific stock market index. This objective is funda-mental, which means that it cannot be changed unless a majority of Portfolio shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN ANY OF THE PORTFOLIOS, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

 The TOTAL STOCK MARKET PORTFOLIO seeks to parallel the performance of the Wilshire 5000 Equity Index, which consists of all of the U.S. stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

 The 500 PORTFOLIO seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

 The EXTENDED MARKET PORTFOLIO seeks to track the performance of the Wilshire 4500 Equity Index, a broadly diversified index of stocks of medium-size and small U.S. companies (none of which is included in the S&P 500 Index).


 The MID CAPITALIZATION STOCK PORTFOLIO seeks to parallel the performance of the Standard & Poor's MidCap 400 Index, which comprises a market-weighted group of medium-sized U.S. companies.


 The SMALL CAPITALIZATION STOCK PORTFOLIO seeks to match the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.


 The VALUE PORTFOLIO seeks to replicate the performance of the Standard & Poor's/BARRA Value Index, which includes those stocks of the S&P 500 Index that offer higher-than-average dividend yields and are often considered out of favor with investors.



 The SMALL CAPITALIZATION VALUE STOCK PORTFOLIO seeks to replicate the performance of the Standard & Poor's/BARRA 600 Value Index, which includes those stocks of the S&P SmallCap 600 Index that are often considered out of favor with investors.



 The GROWTH PORTFOLIO seeks to parallel the performance of the Standard & Poor's/BARRA Growth Index, which is made up of those stocks of the S&P 500 Index with lower-than-average dividend yields and higher than average price/earnings and price/book ratios.



 The SMALL CAPITALIZATION GROWTH STOCK PORTFOLIO seeks to track the performance of the Standard & Poor's/BARRA 600 Growth Index, which includes those stocks of the S&P SmallCap 600 Index with higher than average price/earnings and price/book ratios.


[FLAG]           AN INDEX FUND HAS OPERATING EXPENSES; A MARKET INDEX DOES NOT.
                 THEREFORE, AN INDEX FUND--WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE--WILL NOT BE ABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.

 The Portfolios of Vanguard Index Trust are not sponsored, sold, promoted, or endorsed by Standard & Poor's Corporation, BARRA Associates, Wilshire Associates, or the Frank Russell Company.



                                PLAIN TALK ABOUT

                                    INDEXES

An index is a group of securities whose overall performance is used as a standard to measure investment performance.

                                PLAIN TALK ABOUT

                                VALUE FUNDS AND
                                  GROWTH FUNDS


Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns as capital gains, which may be taxed at lower rates than dividend income.

                                PLAIN TALK ABOUT

                          INVESTING FOR THE LONG TERM

Each Portfolio is intended to be a long-term investment vehicle; none is designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

                                PLAIN TALK ABOUT

                            COSTS AND MARKET TIMING

Some investors try to profit from a strategy called "market timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Trust discourages short-term trading by, among other things, limiting the number of exchanges it permits and not offering telephone exchanges for non-retirement accounts.


WHO SHOULD INVEST

Any of the Portfolios of Vanguard Index Trust may be a suitable investment for you if you are looking for a U.S. stock portfolio that follows a simple, cost-effective index-matching strategy and, in doing so, provides the potential for growth in the value of your investment over the long term. However, one Portfolio may more closely meet your personal investment objectives than the others.

 For instance, the Total Stock Market Portfolio may be suitable for you if:

- You are looking for an investment that reflects the performance of the entire U.S. stock market.

- You are seeking some dividend income.

  The 500 and Value Portfolios may be suitable for you if:

- You want to invest in large companies.

- You are seeking some dividend income.


 The Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios may be suitable for you if:


- You want to focus on the stocks of medium-sized and/or small companies.


- You can accept greater share-price volatility than the Trust's other portfolios tend to experience.



 The Small Capitalization Value Stock Portfolio may be suitable for you if:

- You are seeking exposure to the stocks of small companies that are often considered out of favor in the market.

- You are comfortable with a higher level of share-price volatility than that experienced by the Trust's other Portfolios.

- You are willing to forgo dividend income.


 The Growth Portfolio may be suitable for you if:

- You want to invest in large companies, but you are not seeking dividend income.

- You are looking for more growth potential than the 500 and Value Portfolios offer--and are willing to accept greater fluctuations in share price.


 The Small Capitalization Growth Stock Portfolio may be suitable for you if:

- You want to focus on small-company stocks.

- You are seeking a portfolio of stocks considered to have higher than average price/earnings and price/book ratios.

- You are willing to accept a high level of share-price fluctuation.

 None of the Portfolios would be an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Trust has adopted the following policies:


- The Trust reserves the right to reject any purchase request into any of its Portfolios--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.


- Five of the Trust's Portfolios (Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock) charge a transaction fee on purchases.


- Telephone exchanges are not accepted for non-IRAs.

- There is a limit on the number of times you can exchange into or out of each Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

- The Trust reserves the right to stop offering shares at any time.


INVESTMENT STRATEGY

This section explains how the Trust's investment adviser pursues the objective of matching the performance of specific stock indexes. It also explains the market and objective risks faced by Portfolio shareholders. Unlike each Portfolio's investment objectives, the adviser's investment strategy is not fundamental and can be changed by the Trust's Board of Trustees without shareholder approval. However, before making any important change in its strategy, the Trust will give shareholders 30 days' notice, in writing.


MARKET EXPOSURE

To track their target indexes as closely as possible, the Portfolios attempt to remain fully invested in stocks.

[FLAG] EACH PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the S&P 500 Index, which--in addition to being the target index for the 500 Portfolio--is a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between the best and worst tends to narrow over the long term.

-----------------------------------------------------------
                 U.S. STOCK MARKET RETURNS (1926-1996)
-----------------------------------------------------------
             1 YEAR      5 YEARS     10 YEARS      20 YEARS
-----------------------------------------------------------
Best           53.9%        23.9%        20.1%        16.9%
Worst         -43.3        -12.5         -0.9          3.1
Average        12.7         10.4         10.8         10.8
-----------------------------------------------------------

                                PLAIN TALK ABOUT

                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS


Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or any of the Trust's Portfolios in particular.



 Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, the mid- and small-cap stocks of the Wilshire 4500, S&P MidCap 400, and Russell 2000 Indexes (the target indexes for the Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios, respectively) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.

 Even indexes that are subsets of the S&P 500 Index--such as the S&P/BARRA Value Index, the S&P/BARRA Growth Index, the S&P/BARRA 600 Value Index, and the S&P/BARRA 600 Growth Index (the target indexes for the Value, Growth, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios, respectively)--will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index and the S&P/BARRA 600 Value Index have been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P/BARRA Growth Index and the S&P/BARRA 600 Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential to be more volatile than the broader market.


[FLAG] THE PORTFOLIOS ARE SUBJECT, IN VARYING DEGREES, TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM A SPECIFIC TYPE OF STOCK (FOR INSTANCE, SMALL-CAP OR VALUE) WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. EACH TYPE OF STOCK TENDS TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Each Portfolio of Vanguard Index Trust employs a "passively" managed investment--or index--approach. Vanguard Core Management Group, the Portfolios' adviser, creates a mix of securities that will match the performance of a benchmark index.


 The 500, Mid Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock Portfolios hold each stock found in their respective benchmark indexes in roughly the same proportions as represented in the indexes themselves. For example, if 5% of the S&P 500 Index were made up of the assets of a specific company, the 500 Portfolio would invest the same percentage of its assets in that company.


 The Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios use a different selection process. Because it would be very expensive to buy and sell all of the stocks in each Portfolio's target index (the Total Stock Market Portfolio's target index, for example, includes more than 7,300 stocks), these three Portfolios use a "sampling" technique. Using a sophisticated computer program, each Portfolio selects stocks that will recreate its target index in terms of industry, size, and other characteristics (such as projected earnings, financial strength, and debt). For instance, if 10% of the Wilshire 4500 Index were made up of utility stocks, the Extended Market Portfolio would invest 10% of its assets in the utility stocks of the Wilshire 4500 Index with similar characteristics.


 The following table shows the number of stocks generally held by the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

----------------------------------------------------------------
                           NUMBER OF            NUMBER OF STOCKS
PORTFOLIO                  STOCKS HELD          IN TARGET INDEX
----------------------------------------------------------------
Total Stock Market         -                    -
500                        -                    -
Extended Market            -                    -
MidCap Stock               N/A                  -
SmallCap Stock             -                    -
Value                      -                    -
SmallCap Value Stock       N/A                  -
Growth                     -                    -
SmallCap Growth Stock      N/A                  -
----------------------------------------------------------------



                                PLAIN TALK ABOUT

                        ACTIVE VERSUS PASSIVE MANAGEMENT

Index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, a "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by holding either all--or a representative sample--of the securities in the index. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction--up or down--as its target index); low cost (index funds do not have many of the expenses of an actively managed fund--such as research--and keep trading activity--and, thus, brokerage commissions--to a minimum); and low realization of capital gains.

                                PLAIN TALK ABOUT

                           PORTFOLIO DIVERSIFICATION


In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

 The top ten holdings for the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997, follow. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

TOTAL STOCK MARKET PORTFOLIO                    500 PORTFOLIO
1.   General Electric Co.                         1.     General Electric Co.
2.   The Coca-Cola Co.                            2.     The Coca-Cola Co.
3.   Exxon Corp.                                  3.     Exxon Corp.
4.   Microsoft Corp.                              4.     Microsoft Corp.
5.   Merck & Co., Inc.                            5.     Merck & Co., Inc.
6.   Intel Corp.                                  6.     Royal Dutch Petroleum Co.
7.   Philip Morris Cos., Inc.                     7.     Intel Corp.
8.   Procter & Gamble Co.                         8.     Philip Morris Cos., Inc.
9.   International Business                       9.     Procter & Gamble Co.
     Machines Corp.                              10.     International Business
10.  Johnson & Johnson                                   Machines Corp.

14% of the Portfolio's total net assets.         19% of the Portfolio's total net assets.

EXTENDED MARKET PORTFOLIO                       SMALLCAP STOCK PORTFOLIO
1.   Berkshire Hathaway                           1.     Keystone Financial, Inc.
2.   Electronic Data Systems                      2.     Stratus Computer, Inc.
3.   Rhone-Poulenc Rorer, Inc.                    3.     Dauphin Deposit Bank
4.   Carnival Corp. Class A                              & Trust
5.   Safeway, Inc.                                4.     Federal-Mogul Corp.
6.   Franklin Resources Corp.                     5.     United Carolina Bancshare
7.   RJR Nabisco Holdings Corp.                   6.     Citrix Systems, Inc.
8.   The Coca-Cola Co.                            7.     Hawaiian Electric
9.   Republic Industries, Inc.                           Industries, Inc.
10.  Washington Mutual, Inc.                      8.     Pier 1 Imports, Inc.
                                                  9.     AmeriSource Health Corp.
6% of the Portfolio's total net assets.          10.     CCB Financial Corp.


                                                 2% of the Portfolio's total net assets.

VALUE PORTFOLIO                                 GROWTH PORTFOLIO
1.   Exxon Corp.                                  1.     General Electric Co.
2.   Royal Dutch Petroleum Co.                    2.     The Coca-Cola Co.
3.   International Business                       3.     Microsoft Corp.
     Machines Corp.                               4.     Merck & Co., Inc.
4.   AT&T Corp.                                   5.     Intel Corp.
5.   Hewlett-Packard Co.                          6.     Philip Morris Cos., Inc.
6.   Citicorp                                     7.     Procter & Gamble Co.
7.   Mobil Corp.                                  8.     Johnson & Johnson
8.   The Walt Disney Co.                          9.     Bristol-Myers Squibb Co.
9.   Chevron Corp.                               10.     Wal-Mart Stores, Inc.
10.  NationsBank Corp.
                                                 35% of the Portfolio's total net assets.
22% of the Portfolio's total net assets.

 Keep in mind that, because the makeup of a Portfolio changes daily, these listings are only "snapshots" at one point in time. Note, too, that portfolios that track indexes made up of a relatively small number of securities tend to be less diversified than portfolios whose target indexes contain thousands of securities. For instance, the Growth Portfolio, which seeks to parallel an index of about 150 stocks, has far more of its assets invested in its top ten holdings (35%) than the Total Stock Market Portfolio (14%), which seeks to track a much larger universe of more than 7,300 stocks. This means that the Growth Portfolio stands a greater chance than the Total Stock Market Portfolio of being hurt by the poor performance of a single stock.


PORTFOLIO TURNOVER

Although each seeks to invest for the long term, the Portfolios retain the right to sell securities regardless of how long they have been held. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the turnover rate for the Portfolios has been extremely low, with averages over the past five years (or since inception) ranging from 2% for the Total Stock Market Portfolio to 27% for the Small Capitalization Stock Portfolio. (A turnover rate of 100% would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in the stocks found in its target index, each Portfolio may follow a number of other investment policies to achieve its objective.

[FLAG] THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES, AND SWAP AGREEMENTS, WHICH ARE TYPES OF DERIVATIVES.


 Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset).

 For this reason, the Portfolios will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER


Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic index funds investing in common stocks is roughly 20%; for all domestic stock funds, the average turnover rate is 79%.


                                PLAIN TALK ABOUT

                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). For instance, futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can be easily bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.

                                PLAIN TALK ABOUT

                                 CASH RESERVES

With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds like index funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow investment advisers to hold up to 20% of a fund's assets in cash reserves.



losses of an investment. Rather, each Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of each Portfolio's assets--up to 5% if required for deposit and no more than 20% of total assets--may be committed to such contracts.


 The reasons for which a Portfolio may use futures, options, warrants, convertible securities, and swap agreements are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.


- To reduce the Portfolio's transaction costs by buying futures instead of actual stocks.

- To add value to the Portfolio by buying futures instead of actual stocks when futures are cheaper.


INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolios have adopted limits on some of their investment policies. Specifically, a Portfolio will not:

- Invest more than 25% of its assets in any one industry.

- Borrow money in an amount that is more than 15% of its assets. If borrowing exceeds 5%, the Portfolio will not make any additional investments.

  With respect to 75% of its assets, a Portfolio will not:

- Invest more than 5% in the outstanding securities of any one company.

- Buy more than 10% of the outstanding voting securities of any company.

 The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

INVESTMENT PERFORMANCE

Each Portfolio's performance is expected to mirror the performance of a specific U.S. stock market segment (or, in the case of the Total Stock Market Portfolio, the entire stock market). Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

---------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS
                    FOR PERIODS ENDED 12/31/97
---------------------------------------------------------------
                          1 YEAR   5 YEARS  10 YEARS   20 YEARS
---------------------------------------------------------------
Total Stock Market          -%         -%      -%*         --
Wilshire 5000 Index          -          -       -*         --
---------------------------------------------------------------
500                         -%         -%       -%         -%
S&P 500 Index                -          -        -          -
---------------------------------------------------------------
Extended Market**           -%         -%       -%         --
Wilshire 4500 Index          -          -        -         --
---------------------------------------------------------------
SmallCap Stock**            -%         -%       -%         --
Russell 2000 Index           -          -        -         --
---------------------------------------------------------------
Value                       -%         -%       --         --
S&P/BARRA Value Index        -          -       --         --
---------------------------------------------------------------
Growth                      -%        -%*       --         --
S&P/BARRA Growth Index       -         -*       --         --
---------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

 *Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.
--------------------------------------------------------------------------------

 The results shown represent each Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the appropriate unmanaged benchmark index. The Portfolios' returns are not adjusted for the annual account maintenance fee (as well as the purchase fee for the Extended Market and Small Capitalization Stock Portfolios, or the purchase fee for the Total Stock Market Portfolio that was eliminated at year-end 1995), nor has an allowance been made for federal, state, or local income taxes that shareholders must pay on a current basis. Note also that the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios began operations on March 30, 1998.

SHARE PRICE

Each Portfolio's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Each Portfolio's net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:


                           TOTAL ASSETS   -   LIABILITIES
 NET ASSET VALUE =  ---------------------------------------------
                            NUMBER OF SHARES OUTSTANDING

 The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio


                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT

                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gain distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for less than or more than one year.


                                PLAIN TALK ABOUT

                              "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.


shares you own, gives you the dollar amount you would have received had you sold your shares back to the Portfolio that day.


 Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Index Funds. Different newspapers use different abbreviations for each Portfolio, but the most common are TOTST, 500, EXTEN, MIDCAP, SMCAP, VALUE, SMVALUE, GROWTH, and SMGROWTH.



DIVIDENDS, CAPITAL GAINS, AND TAXES


Each March, June, September, and December, the Total Stock Market, 500, Value, and Growth Portfolios distribute virtually all of their income from interest and dividends to their shareholders; the Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios distribute their income in December. All nine Portfolios distribute any capital gains realized from the sale of securities in December. In addition, the Portfolios may occasionally be required to make supplemental dividend or capital gain distributions at some other time during the year. Keep in mind that index portfolios tend to provide less in capital gains distributions than actively managed funds generally do.


 Your distributions of income and capital gains are automatically invested in more shares of the Portfolio unless you elect to receive the distribution in cash. In either case, distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by a Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Both dividend and capital gain distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolios do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Portfolios. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

 The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in one or more of the Trust's Portfolios.

THE TRUST AND VANGUARD


Vanguard Index Trust is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $310 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.


 A list of the Trustees and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


INVESTMENT ADVISER


Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Portfolios of Vanguard Index Trust. For the fiscal year ended December 31, 1997, the Portfolios paid a total of $- in investment advisory expenses (the Value Portfolio paid $-; the Growth Portfolio paid $-; the Total Stock Market and Extended Market Portfolios each paid $-; and the 500 and the Small Capitalization Stock Portfolios each paid $-). The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.


 The Group is authorized to choose brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. However, the Core Management Group will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolios may direct the Core Management Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolios.


                                PLAIN TALK ABOUT

                               VANGUARD'S UNIQUE
                              CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT

                            THE PORTFOLIOS' ADVISER


Vanguard Core Management Group provides investment advisory services to many Vanguard funds; as of December 31, 1997, the Group managed more than $- billion in total assets. The individual primarily responsible for overseeing each Portfolio's investments is:

 GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987, including primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College, M.B.A., University of Chicago.

GENERAL INFORMATION

Vanguard Index Trust is organized as a Pennsylvania business trust.


  Shareholders of each Portfolio have rights and privileges similar to those enjoyed by other trust shareholders. For example, shareholders will not be responsible for any liabilities of the Trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each Portfolio share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolios except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a trustee if the holders of at least 10% of the Trust's shares request a meeting in writing.


Vanguard Index Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Trust or any member of the public regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE TRUST, OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P's only relationship to the Trust is the licensing of the S&P marks and S&P 500, which is determined, composed and calculated by S&P without regard to the Trust. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

  The following sections of the prospectus briefly explain the many services we offer you as a shareholder of a Vanguard Index Trust Portfolio. Booklets providing detailed information are available on the services marked with a [BOOK] . Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.


 TELEPHONE REDEMPTIONS                                Automatically set up for each Portfolio unless
 (SALES AND EXCHANGES)                                you notify us otherwise.
 (Sales for nonretirement accounts only;
 exchanges for retirement accounts only.)


 VANGUARD DIRECT DEPOSIT                              Automatic method for depositing your paycheck or
 SERVICE                                              U.S. government payment (including Social
 [BOOK]                                               Security and government pension checks) into your
                                                      account.

 VANGUARD AUTOMATIC EXCHANGE SERVICE                  Automatic method for moving a fixed amount of
 [BOOK]                                               money from one Vanguard fund account to another.*

 VANGUARD FUND EXPRESS                                Electronic method for buying or selling shares.
 [BOOK]                                               You can transfer money between your Vanguard fund
                                                      account and an account at your bank, savings and
                                                      loan, or credit union on a systematic schedule.*


 VANGUARD DIVIDEND EXPRESS                            Electronic method for transferring dividend
 [BOOK]                                               and/or capital gain distributions directly from
                                                      your Vanguard fund account to your bank, savings
                                                      and loan, or credit union account.


 VANGUARD BROKERAGE SERVICES                          A cost-effective way to trade stocks, bonds, and
 (VBS)                                                options on major exchanges, Nasdaq, and other
 [BOOK]                                               domestic over-the-counter markets at reduced
                                                      rates, and to buy and sell shares of non-Vanguard
                                                      mutual funds. Call VBS (1-800-992-8327) for
                                                      additional information and the appropriate forms.

*Can be used to "dollar-cost average"[BOOK] or to contribute to an IRA or other retirement plan.





  Investor Information   1-800-662-7447 - Client Services   1-800-662-2739  -
                         Tele-Account   1-800-662-6273

  Investor Information   1-800-662-7447 - Client Services   1-800-662-2739  -
                         Tele-Account   1-800-662-6273



TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY


Vanguard's account registration form can be used to establish a variety of nonretirement accounts.


 FOR ONE OR MORE PEOPLE                               To open an account in the name of one
                                                      (individual) or more (joint tenants) people.
                                                      $3,000 minimum initial investment.

 FOR A MINOR CHILD                                    To open an account as an UGMA/UTMA (Uniform
 [BOOK]                                               Gifts/Transfers to Minors Act). Age of majority
                                                      and other requirements are set by state law.
                                                      $1,000 minimum initial investment.

 FOR HOLDING TRUST ASSETS                             To invest assets held in an existing trust.
 [BOOK]                                               $3,000 minimum initial investment.

 FOR THIRD-PARTY TRUSTEE                              To open an account as a retirement trust or plan
 RETIREMENT INVESTMENTS                               based on an existing corporate or institutional
 (Vanguard is not the custodian                       plan. These accounts are established by the
 or trustee.)                                         custodian or trustee of the existing plan.

 FOR AN ORGANIZATION                                  To open an account as a corporation, partnership,
                                                      or other entity. These accounts may require a
                                                      corporate resolution or other documents to name
                                                      the individuals authorized to act. $3,000 minimum
                                                      initial investment.


RETIREMENT

You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

 FOR AN INDIVIDUAL RETIREMENT                         To open a retirement account in the name of an
 ACCOUNT (IRA)                                        individual. IRAs can be established with a
 (Vanguard Fiduciary Trust                            contribution, a direct rollover from an
 Company is the custodian.)                           employer's plan, such as a 401(k), or an asset
                                                      transfer or rollover from another financial
                                                      institution, such as a bank or mutual fund
                                                      company. $1,000 minimum initial investment.

 FOR A SIMPLIFIED EMPLOYEE                            To open a retirement account in the name of an
 PENSION PLAN ACCOUNT (SEP-IRA)                       employee. SEPs allow employers to make deductible
 (Vanguard Fiduciary Trust                            contributions directly to IRAs established by
 Company is the custodian.)                           their employees. A SEP can be established by
 1-800-662-2003                                       people who are self-employed, small-business
 Individual Retirement Plans                          owners, partnerships, or corporations.

 FOR A SAVINGS INCENTIVE MATCH                        To open a retirement account in the name of an
 PLAN FOR EMPLOYEES ACCOUNT                           employee. Created as part of the Small Business
 (SIMPLE IRA)                                         Job Protection Act of 1996, SIMPLEs replace
 (Vanguard Fiduciary Trust                            SAR-SEPs. SIMPLEs are exclusively for employers
 Company is the custodian.)                           that had 100 or fewer employees in the most
 1-800-662-2003                                       recent calendar year and that do not maintain
 Individual Retirement Plans                          another employer-sponsored retirement plan. A
                                                      SIMPLE can be established by people who are
                                                      self-employed, small-business owners,
                                                      partnerships, or corporations. Salary reduction
                                                      contributions may be made by the employee, with
                                                      matching or nonmatching contributions from the
                                                      employer.


 FOR A QUALIFIED RETIREMENT                           To open a retirement account that allows
 PROGRAM ACCOUNT                                      small-business owners or people who are
 (Vanguard Fiduciary Trust                            self-employed to make tax-deductible retirement
 Company can be the custodian.)                       contributions for themselves and their employees
 1-800-662-2003                                       into Profit-Sharing and Money Purchase Pension
 Individual Retirement Plans                          (Keogh) plans.

 FOR A 403(b)(7) CUSTODIAL ACCOUNT                    To open a retirement account that allows
 (Vanguard Fiduciary Trust                            employees of tax-exempt institutions (for
 Company is the trustee.)                             example, schools or hospitals) to make pretax
 1-800-662-2003                                       retirement contributions.
 Individual Retirement Plans


DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

 REINVESTMENT                                         Dividends and capital gains are automatically
                                                      reinvested in additional shares of the Portfolio,
                                                      unless you request a different distribution
                                                      method.

 DIVIDENDS IN CASH                                    Dividends are paid by check and mailed to your
                                                      account's address of record, and capital gains
                                                      are reinvested in additional shares of the
                                                      Portfolio.

 DIVIDENDS AND CAPITAL GAINS                          Both dividends and capital gains are paid by
 IN CASH                                              check and mailed to your account's address of
                                                      record.


 To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features."

BUYING SHARES

You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). All of the Trust's Portfolios are offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.



  Investor Information   1-800-662-7447 - Client Services   1-800-662-2739  -
                         Tele-Account   1-800-662-6273

  Investor Information   1-800-662-7447 - Client Services   1-800-662-2739  -
                         Tele-Account   1-800-662-6273

BUYING SHARES (continued)


                                    OPEN A NEW ACCOUNT                 ADD TO AN EXISTING ACCOUNT
 MINIMUM INVESTMENT                 $3,000 (regular account); $1,000   $100 by mail or exchange; $1,000
                                    (IRAs and custodial accounts for   by wire.
                                    minors).

 BY MAIL                            Complete and sign the              Mail your check with an
 [ENVELOPE]                         application form.                  Invest-By-Mail form detached
 FIRST-CLASS mail to:                                                  from your confirmation statement to
 The Vanguard Group                                                    the address listed on the form.
 P.O. Box 2600
 Valley Forge, PA 19482             Make your check payable to:        Make your check payable to:
                                    The Vanguard Group--(insert        The Vanguard Group--(insert
 EXPRESS or REGISTERED mail to:     appropriate Portfolio Number,      appropriate Portfolio Number,
 The Vanguard Group                 see below)                         see below)
 455 Devon Park Drive               Total Stock Market       85        Total Stock Market       85
 Wayne, PA 19087                    500                      40        500                      40
                                    Extended Market          98        Extended Market          98
                                    MidCap Stock            859        MidCap Stock            859
                                    SmallCap Stock           48        SmallCap Stock           48
                                    Value                    06        Value                    06
                                    SmallCap Value Stock    860        SmallCap Value Stock    860
                                    Growth                   09        Growth                   09
                                    SmallCap Growth Stock   861        SmallCap Growth Stock   861

                                    All purchases must be made in      All purchases must be made in
                                    U.S. dollars, and checks must be   U.S. dollars, and checks must be
                                    drawn on U.S. banks.               drawn on U.S. banks.


IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

 BY TELEPHONE                       FOR RETIREMENT ACCOUNTS            FOR RETIREMENT ACCOUNTS
 [TELEPHONE]                        ONLY: Call Vanguard Tele-Account*  ONLY: Call Vanguard Tele-Account*
 1-800-662-6273                     24 hours a day--or Client          24 hours a day--or Client
 Vanguard Tele-Account(R)           Services during business           Services during business
                                    hours--to exchange from another    hours--to exchange from another
 1-800-662-2739                     Vanguard fund account with the     Vanguard fund account with the
 Client Services                    same registration (name,           same registration (name,
                                    address, taxpayer I.D., and        address, taxpayer I.D., and
                                    account type).                     account type).

                                    *You must obtain a Personal Identification
                                     Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

                                     CALL CLIENT SERVICES TO ARRANGE   CALL CLIENT SERVICES TO ARRANGE
 BY WIRE                             your wire transaction.            your wire transaction.
 [WIRE]
 Wire to:
 CoreStates Bank, N.A.               Wire transactions are not         Wire transactions are not
 ABA 031000011                       available for retirement          available for retirement
 CoreStates No 01019897              accounts.                         accounts.
 [Temporary Account Number]
 Vanguard Index Trust
 [Portfolio Name]
 [Account Registration]
 Attention: Vanguard


 AUTOMATICALLY                                     --                  Vanguard offers a variety of
 [AUTOMATIC]                                                           ways that you can add to your
                                                                       account automatically. See
                                                                       "Services and Account Features."


You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

NOTE: If you buy Portfolio shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

 It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.

The ability to sell Portfolio shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.

 To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

 [X] Portfolio name.

 [X] 10-digit account number.

 [X] Name and address exactly as registered on that account.

 [X] Social Security or employer identification number as registered on that account.

 If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

 If we follow reasonable security procedures, neither the Trust nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

  Investor Information   1-800-662-7447 - Client Services   1-800-662-2739  -
                         Tele-Account   1-800-662-6273

  Investor Information   1-800-662-7447 - Client Services   1-800-662-2739  -
                         Tele-Account   1-800-662-6273


REDEEMING SHARES (continued)

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

 Good order means that the request includes:

 [X] Portfolio name and account number.

 [X] Amount of the transaction (in dollars or shares).

 [X] Signatures of all owners exactly as registered on the account.

 [X] Signature guarantees (if required).

 [X] Any supporting legal documentation that may be required.

 [X] Any certificates you are holding for the account.

 Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.


 The Portfolios reserve the right to close any nonretirement or UGMA/UTMA account whose balance falls below the minimum initial investment. Each Portfolio will deduct a $10 annual fee if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.


Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

 Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

 Because excessive exchanges can potentially disrupt the management of the Trust's Portfolios and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any Portfolio during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Portfolio or a series of movements between Vanguard funds.

 Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

 SELLING OR EXCHANGING SHARES                         ACCOUNT TYPE
 BY TELEPHONE                                         ALL TYPES EXCEPT RETIREMENT:
 [TELEPHONE]                                          Call Vanguard Tele-Account* 24 hours a day--or
 1-800-662-6273                                       Client Services during business hours--to sell
 Vanguard Tele-Account                                shares. You cannot exchange shares of any Trust
                                                      Portfolio by telephone.

 1-800-662-2739                                       RETIREMENT:
 Client Services                                      You can exchange--but not sell--shares by calling
                                                      Tele-Account or Client Services.

                                                      *You must obtain a Personal Identification Number
                                                      through Tele-Account at least seven days before
                                                      you request your first redemption.

 SELLING OR EXCHANGING SHARES                         ACCOUNT TYPE
 BY MAIL                                              ALL TYPES EXCEPT RETIREMENT:
 [ENVELOPE]                                           Send a letter of instruction signed by all
 FIRST-CLASS mail to:                                 registered account holders. Include the portfolio
 The Vanguard Group                                   name and account number and (if you are selling)
 Vanguard Index Trust                                 a dollar amount or number of shares OR (if you
 P.O. Box 1120                                        are exchanging) the name of the fund you want to
 Valley Forge, PA 19482                               exchange into and a dollar amount or number of
                                                      shares.

                                                      RETIREMENT:
 EXPRESS or REGISTERED mail to:                       For information on how to request distributions
 The Vanguard Group                                   from:
 Vanguard Index Trust                                  - IRAs--call Client Services.
 455 Devon Park Drive                                  - SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial
 Wayne, PA 19087                                         accounts, and Profit-Sharing and Money Purchase
                                                         Pension (Keogh) Plans--call Individual Retirement
                                                         Plans at 1-800-662-2003.
                                                      Depending on your account registration type,
                                                      additional documentation may be required.

 AUTOMATICALLY                                        ALL TYPES EXCEPT RETIREMENT:
 [AUTOMATIC]                                          Vanguard offers several ways to sell or exchange
                                                      shares automatically (see "Services and Account
                                                      Features"). Call Investor Information for the
                                                      appropriate booklet and application if you did
                                                      not elect this feature when you opened your
                                                      account.

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Trust shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt the Trust's operation or performance.


                        A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


PORTFOLIO AND ACCOUNT UPDATES


STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard Index Trust account throughout the year as well as when you are preparing your income tax returns.


 In addition, you will receive financial reports about each Trust Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.



  Investor Information   1-800-662-7447 - Client Services   1-800-662-2739  -
                         Tele-Account   1-800-662-6273

  Investor Information   1-800-662-7447 - Client Services   1-800-662-2739  -
                         Tele-Account   1-800-662-6273



PORTFOLIO AND ACCOUNT UPDATES (continued)


 CONFIRMATION STATEMENT                               Sent each time you buy, sell, or exchange shares;
                                                      confirms the trade date and the amount of your
                                                      transaction.

 PORTFOLIO SUMMARY                                    Mailed quarterly; shows the market value of your
                                                      account at the close of the statement period, as
                                                      well as distributions, purchases, sales, and
                                                      exchanges for the current calendar year.


 PORTFOLIO FINANCIAL REPORTS                          Mailed in February and August for all nine Trust
                                                      Portfolios.


 TAX STATEMENTS                                       Generally mailed in January; report previous
                                                      year's dividend distributions, proceeds from the
                                                      sale of shares, and distributions from IRAs or
                                                      other retirement accounts.

 AVERAGE COST STATEMENT                               Issued quarterly for taxable accounts
 [BOOK]                                               (accompanies your Portfolio Summary); shows the
                                                      average cost of shares that you redeemed during
                                                      the calendar year, using the average cost single
                                                      category method.

 AUTOMATED TELEPHONE ACCESS


 VANGUARD TELE-ACCOUNT                                Toll-free access to Vanguard fund and account
 1-800-662-6273                                       information--as well as some
 Any time, seven days a week,                         transactions--through any Touch-Tone(TM)
 from anywhere in the continental United States       telephone. TeleAccount provides total return,
 and Canada.                                          share price, price change, and yield quotations
 [BOOK]                                               for all Vanguard funds; gives your account
                                                      balances and history (e.g., last transaction,
                                                      latest dividend distribution); and allows you to
                                                      sell Portfolio shares.

 COMPUTER ACCESS

 VANGUARD ON THE                                      Use your personal computer to visit Vanguard's
 WORLD WIDE WEB                                       education-oriented website, which provides timely
 www.vanguard.com                                     news and information about Vanguard funds and
                                                      services; an online "university" that offers a
                                                      variety of mutual fund classes; and easy-to-use,
                                                      interactive tools to help you create your own
                                                      investment and retirement strategies.




PROSPECTUS POSTSCRIPT


This prospectus is designed to provide you with pertinent information about the Portfolios of Vanguard Index Trust, including their investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

 It is important that you understand these facts so that you can decide whether an investment in any of the Portfolios is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

In Reading The Prospectus, Did You Learn:

[ ] Each Portfolio's objective? (pages 10 and 11)

[ ] Each Portfolio's investment strategy? (page 13)

[ ] Who should invest in each Portfolio? (page 12)

[ ] The risks associated with each Portfolio? (pages 10-17)

[ ] Whether each Portfolio is federally insured?
    (inside front cover)

[ ] Each Portfolio's expenses? (pages 4-6)

[ ] The background of the Portfolios' investment manager?
    (page 21)

[ ] How to open an account? (pages 25-27)

[ ] How to sell or exchange shares? (pages 27-29)

[ ] How often you'll receive statements and financial reports?
    (pages 29 and 30)



                                PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .
   1.    Less than a year
   2.    1-2 years
   3.    3-4 years
   4.    5-9 years
   5.    10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .
   1.    A very inexperienced investor
   2.    A somewhat inexperienced investor
   3.    A somewhat experienced investor
   4.    An experienced investor
   5.    A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.
   1.    I strongly disagree
   2.    I disagree
   3.    I somewhat agree
   4.    I agree
   5.    I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.
   1.    I strongly disagree
   2.    I disagree
   3.    I somewhat agree
   4.    I agree
   5.    I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.
   1.    Zero
   2.    One
   3.    Two
   4.    Three
   5.    Four or more

F. I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.
   1.    I strongly disagree
   2.    I disagree
   3.    I somewhat agree
   4.    I agree
   5.    I strongly agree

G. OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.
   1.    I strongly disagree
   2.    I disagree
   3.    I somewhat agree
   4.    I agree
   5.    I strongly agree


                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to gauge your risk tolerance. Scoring for the quiz is below.

                             HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.


CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index. Also known as indexing.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[PHOTO]

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)
TEXT TELEPHONE:
1-800-952-3335

For information on our funds,
fund services, and retirement
accounts; requests for
literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738

For information on your
account, account transactions,
account statements

VANGUARD BROKERAGE
SERVICES
1-800-992-8327

For information on trading
stocks, bonds, and options
at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)

For 24-hour automated access
to price and yield, information
on your account, certain
transactions

ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER


World Wide Web
www.vanguard.com


E-mail
online@vanguard.com



(C) 1998 Vanguard Marketing
Corporation, Distributor

P040N

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED JANUARY 9, 1998

VANGUARD
INDEX TRUST

Institutional Prospectus
March 30, 1998

TOTAL STOCK MARKET
PORTFOLIO

500 PORTFOLIO

EXTENDED MARKET
PORTFOLIO

MID CAPITALIZATION
STOCK PORTFOLIO

SMALL CAPITALIZATION
STOCK PORTFOLIO

VALUE PORTFOLIO

SMALL CAPITALIZATION
VALUE STOCK PORTFOLIO

GROWTH PORTFOLIO

SMALL CAPITALIZATION
GROWTH STOCK PORTFOLIO

This prospectus contains
financial data for the
Trust through the
fiscal year ended
December 31, 1997.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THE INVESTOR AND INSTITUTIONAL SHARES OF THE MID CAPITALIZATION STOCK PORTFOLIO, THE SMALL CAPITALIZATION VALUE STOCK PORTFOLIO, AND THE SMALL CAPITALIZATION GROWTH STOCK PORTFOLIO, AS WELL AS THE INSTITUTIONAL SHARES OF THE VALUE PORTFOLIO AND THE GROWTH PORTFOLIO, MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATES IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. TO OBTAIN A CURRENTLY EFFECTIVE PROSPECTUS FOR THE EXISTING PORTFOLIOS OF VANGUARD INDEX TRUST, PLEASE CONTACT VANGUARD'S INVESTOR INFORMATION DEPARTMENT AT 1-800-662-7447.

                              [GRAPHIC OF SHIP]

                               [VANGUARD LOGO]

VANGUARD INDEX TRUST


CONTENTS

Portfolio Profile                  1

Portfolio Expenses                 4

Financial Highlights               6

A Word About Risk                 10

The Portfolios'
Objective                         10

Who Should Invest                 11

Investment Strategy               12

Investment Policies               16

Investment Limitations            17

Investment
Performance                       18

Share Price                       19

Dividends, Capital
Gains, and Taxes                  19

The Trust and
Vanguard                          20

Investment Adviser                20

General Information               21

Investing
with Vanguard

-  For Plan Participants          22

-  For Other
   Institutional Investors        22

Accessing Fund
Information by
Computer                          23

Prospectus Postscript             24

Glossary           Inside Back Cover


                                                      A Stock Index Mutual Fund

INVESTMENT OBJECTIVES AND POLICIES


Vanguard Index Trust (the Trust) is an open-end investment company that includes nine separate, diversified mutual fund portfolios: Total Stock Market, 500, Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios have been added as new Portfolios effective March 30, 1998.

    Each Portfolio seeks to match, as closely as possible, the performance of a different stock market benchmark, or index. One index reflects the entire U.S. stock market; the eight other indexes focus on specific stock market segments. Long-term capital growth (and, for some Portfolios, dividend income) may be achieved as the Portfolios track their respective indexes.

    You can buy shares in any of the nine Portfolios.



    IT IS IMPORTANT TO NOTE THAT NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN ANY OF THE PORTFOLIOS.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

FEES AND EXPENSES

The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.


    Five Portfolios charge a fee on purchases: 0.25% for the Extended Market and Mid Capitalization Stock Portfolios, 0.5% for the Small Capitalization Stock Portfolio, and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios.

ADDITIONAL INFORMATION ABOUT THE TRUST

A Statement of Additional Information (dated March 30, 1998) containing more information about the Trust is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or by visiting the Securities and Exchange Commission's website (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTE TO LARGE INVESTORS

The Total Stock Market Portfolio, Extended Market Portfolio, Mid Capitalization Stock Portfolio, Small Capitalization Stock Portfolio, Value Portfolio, Small Capitalization Value Stock Portfolio, Growth Portfolio, and Small Capitalization Growth Stock Portfolio each offers two separate classes of shares. This prospectus describes the "Investor Shares" of these Portfolios, which have a minimum initial investment requirement of $3,000 ($1,000 for IRAs). The Portfolios' "Institutional Shares," which we offer through a separate prospectus, are designed for investors who meet the investment minimum requirement of $10 million and generally do not require special employee benefit plan services. To obtain a prospectus for the Institutional Shares, please call Vanguard's Institutional Investor Group at 1-800-523-1036. Note that the Portfolios' separate share classes have different expenses; as a result, their investment performance will vary.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategy of each Portfolio of Vanguard Index Trust. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you decide which Portfolios, if any, are the right investment for you. We suggest that you keep it for future reference.

PORTFOLIO PROFILE                                          Vanguard Index Trust

WHO SHOULD INVEST (page 11)

- Investors looking for a simple way to match the performance of a specific stock market index.

- Investors seeking a stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term--at least five years.

WHO SHOULD NOT INVEST

-   Investors unwilling to accept significant fluctuations in share price.

-   Investors hoping to beat the stock market.


RISKS OF THE PORTFOLIOS (pages 10-14)

The Portfolios' total returns will fluctuate within a wide range, so an investor could lose money over short or even extended periods. All nine Portfolios are subject to market risk (the chance that stock prices in general will fall, sometimes suddenly and sharply) and objective risk (the chance that a specific segment of the stock market will not perform as well as the overall market). More detailed information about risk--including risks specific to each Portfolio--is provided beginning on page 10.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO PROFILE (continued)                              Vanguard Index Trust
DIVIDENDS AND CAPITAL GAINS (page 19)

The Total Stock Market, 500, Value, and Growth Portfolios pay dividends in March, June, September, and December. The Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios pay dividends in December. All nine of the Trust's Portfolios pay capital gains, if any, in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (page 20)

Vanguard Core Management Group, Valley Forge, Pa., manages each of the nine Portfolios.


AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED DECEMBER 31, 1997


                                   1 YEAR  5 YEARS      10 YEARS
                                   -----------------------------

Total Stock Market                   -       -             -*
Wilshire 5000 Index                  -       -             -*

500                                  -       -              -
S&P 500 Index                        -       -              -

Extended Market**                    -       -              -
Wilshire 4500 Index                  -       -              -

SmallCap Stock**                     -       -              -
Russell 2000 Index                   -       -              -

Value                                -       -             --
S&P/BARRA Value Index                -       -             --

Growth                               -      -*             --
S&P/BARRA Growth Index               -      -*             --
----------------------------------------------------------------


Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.
 *Since inception; see pages 2 and 3.
**Does not include transaction fee; see pages 2 and 3.


-----------------------------------------------------------------------------------
                                      TOTAL STOCK                        EXTENDED
                                        MARKET            500             MARKET
-----------------------------------------------------------------------------------
INCEPTION DATE:                        4/27/92          8/31/76          12/21/87

NET ASSETS AS OF 12/31/97:            $- billion       $- billion       $- billion
PORTFOLIO EXPENSE RATIO FOR THE
    PERIOD ENDED 12/31/97:                -                -                -
TRANSACTION FEE ON PURCHASES:            None             None             0.25%
NEWSPAPER ABBREVIATION:                 TotSt              500             Exten
VANGUARD FUND NUMBER:                    085               040              098
CUSIP NUMBER:                          922908306        922908108        922908207
QUOTRON SYMBOL:                         VTSMX.Q          VFINX.Q          VEXMX.Q
-----------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
                                        MIDCAP          SMALLCAP
                                        STOCK            STOCK             VALUE
-----------------------------------------------------------------------------------
INCEPTION DATE:                         3/30/98         10/3/60          11/2/92
NET ASSETS AS OF 12/31/97:               None          $- billion       $- billion
PORTFOLIO EXPENSE RATIO FOR THE
    PERIOD ENDED 12/31/97:               N/A                -               -
TRANSACTION FEE ON PURCHASES:            0.25%            0.5%            None
NEWSPAPER ABBREVIATION:                 MidCap           SmCap            Value
VANGUARD FUND NUMBER:                    859              048              006
CUSIP NUMBER:                             -            922908702        922908405
QUOTRON SYMBOL:                          N/A            NAESX.Q          VIVAX.Q
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                       SMALLCAP                         SMALLCAP
                                        VALUE           GROWTH           GROWTH
-----------------------------------------------------------------------------------
INCEPTION DATE:                         3/30/98         11/2/92           3/30/98
NET ASSETS AS OF 12/31/97:               None          $- billion          None
PORTFOLIO EXPENSE RATIO FOR THE
    PERIOD ENDED 12/31/97:               N/A               -                N/A
TRANSACTION FEE ON PURCHASES:            1.00%            None             1.00%
NEWSPAPER ABBREVIATION:                SmValue           Growth          SmGrowth
VANGUARD FUND NUMBER:                    860              009               861
CUSIP NUMBER:                                  -        922908504            -
QUOTRON SYMBOL:                          N/A             VIGRX.Q            N/A
-----------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                                 VANGUARD'S FEES

Some of Vanguard's index portfolios charge a transaction fee on purchases of portfolio shares to offset the higher costs of trading certain securities, particularly small-company and international stocks. The transaction fee ensures that these higher costs are borne by the investors making the transactions--and not by shareholders already in the portfolio.

   At Vanguard, all fees are paid directly to the portfolio itself (unlike a sales charge or load, which--for many fund companies--ends up in the pocket of the sponsor, adviser, or sales representative). Without transaction fees, an index portfolio would have trouble tracking its target index.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the costs you would bear as an investor in one of the Portfolios.


SHAREHOLDER TRANSACTION EXPENSES AND FEES
Sales Load Imposed on Purchases:                                                   None
Transaction Fee on Purchases*
    Extended Market Portfolio:                                                     0.25%
    Mid Capitalization Stock Portfolio:                                            0.25%
    Small Capitalization Stock Portfolio:                                          0.50%
    Small Capitalization Value Stock Portfolio:                                    1.00%
    Small Capitalization Growth Stock Portfolio:                                   1.00%
    Total Stock Market, 500, Value, and Growth Portfolios:                         None

Sales Load Imposed on Reinvested Dividends:                                        None
Redemption Fees:                                                                   None
Exchange Fees:                                                                     None


*The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.


    The next tables illustrate the expenses that you are expected to incur, outside of transaction and maintenance fees, as a Portfolio shareholder. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as fees for administering the Portfolio, providing services, and other activities. The expenses for the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios, as shown in the table, are based upon those incurred in the fiscal year ended December 31, 1997. The expenses shown for the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios are estimates for these Portfolios' first full year of operations.



                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For instance, the Total Stock Market Portfolio's expense ratio in fiscal year 1997 was -%, or $- per $1,000 of average net assets. The average equity index fund had expenses in 1996 of 0.65%, or $6.50 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.



PORTFOLIO OPERATING EXPENSES

--------------------------------------------------------------------------------------
                                          TOTAL STOCK                        EXTENDED
                                            MARKET             500            MARKET
--------------------------------------------------------------------------------------
Management and
    Administrative Expenses:                  -                -                -
Investment Advisory Expenses:                  None             None              None
12b-1 Marketing Fees:                          None             None              None
Other Expenses
    Marketing and Distribution
       Expenses:                              -                -                -
    Miscellaneous Expenses
       (e.g., Taxes, Auditing):               -                -                -
                                           ----             ----             ----
Total Other Expenses:                             -                -                 -
                                               ----             ----              ----
    TOTAL OPERATING EXPENSES
       (EXPENSE RATIO):                           -                -                 -
                                              =====             ====              ====

--------------------------------------------------------------------------------------
                                            MIDCAP          SMALLCAP
                                             STOCK            STOCK            VALUE
--------------------------------------------------------------------------------------
Management and
    Administrative Expenses:                      -                -                 -
Investment Advisory Expenses:                  None             None              None
12b-1 Marketing Fees:                          None             None              None
Other Expenses
    Marketing and Distribution
       Expenses:                              -                -                -
    Miscellaneous Expenses
       (e.g., Taxes, Auditing):               -                -                -
                                           ----             ----             ----
Total Other Expenses:                             -                -                 -
                                               ----             ----              ----
    TOTAL OPERATING EXPENSES
       (EXPENSE RATIO):                           -                -                 -
                                              =====             ====              ====

---------------------------------------------------------------------------------------
                                           SMALLCAP                          SMALLCAP
                                             VALUE           GROWTH           GROWTH
--------------------------------------------------------------------------------------
Management and
    Administrative Expenses:                  -                -                -
Investment Advisory Expenses:                  None             None              None
12b-1 Marketing Fees:                          None             None              None
Other Expenses
    Marketing and Distribution
       Expenses:                              -                -                -
    Miscellaneous Expenses
       (e.g., Taxes, Auditing):               -                -                -
                                           ----             ----             ----
Total Other Expenses:                             -                -                 -
                                               ----             ----              ----
    TOTAL OPERATING EXPENSES
       (EXPENSE RATIO):                           -                -                 -
                                              =====             ====              ====



    The following examples illustrate the hypothetical expenses that you would incur on a $1,000 investment in each Portfolio over various periods. These examples assume that each Portfolio provides a return of 5% a year and that you redeem your investment at the end of each period.

---------------------------------------------------------------------------------------
PORTFOLIO                    1 YEAR          3 YEARS          5 YEARS          10 YEARS
---------------------------------------------------------------------------------------
Total Stock Market            $  2            $  7              $12               $28
500                              2               6               11                26
Extended Market                  8              13               19                37
MidCap Stock                     5              11               17                34
SmallCap Stock                   8              13               19                37
Value                            2               6               11                26
SmallCap Value Stock            10              15               21                39
Growth                           2               6               11                26
SmallCap Growth Stock           10              15               21                39
---------------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Total Stock Market Portfolio as an example. The Portfolio began fiscal 1997 with a net asset value (price) of $17.77 per share. During the year, the Portfolio earned $- per share from investment income (interest and dividends) and $- per share from investments that had appreciated in value or were sold for a price higher than the Portfolio paid for them. This resulted in total earnings of $- per share. Of those earnings, $- per share was returned to shareholders in distributions ($- in dividends, $- in capital gains). The earnings ($- per share) less distributions ($- per share) resulted in a share price of $- at the end of the fiscal year, an increase of $- per share (from $- at the start of the period to $- at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, total return from the Portfolio was -% for the year.

   As of December 31, 1997, the Portfolio had $- billion in net assets; an annualized expense ratio of -% ($- per $1,000 of net assets); and net investment income amounting to -% of its average net assets. It sold and replaced securities valued at -% of its total net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding of the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios* for each of the last ten years ended December 31, 1997 (or each year since the Portfolio's inception date). The financial statements that include the financial highlights for the periods ended December 31 were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Trust's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the report sent to you without charge by contacting Vanguard (see back cover).

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL STOCK MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------       3/16*-
                                                                1997      1996          1995        1994        1993     12/31/92
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               -    $15.04        $11.37      $11.69      $10.84       $10.00
                                                               -------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                            -       .29           .29         .27         .26          .23
  Net Realized and Unrealized Gain (Loss) on Investments           -      2.84          3.75        (.29)        .88          .84
                                                               -------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                               -      3.13          4.04        (.02)       1.14         1.07
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             -      (.29)         (.28)       (.27)       (.26)        (.23)
  Distributions from Realized Capital Gains                        -      (.11)         (.09)       (.03)       (.03)          --
                                                               -------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                            -      (.40)         (.37)       (.30)       (.29)        (.23)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     -    $17.77        $15.04      $11.37      $11.69       $10.84
==================================================================================================================================
TOTAL RETURN**                                                     -    20.96%        35.79%      -0.17%      10.62%       10.41%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                               -    $3,531        $1,571        $786        $512         $275
Ratio of Total Expenses to Average Net Assets                      -     0.22%         0.25%       0.20%       0.20%       0.21%+
Ratio of Net Investment Income to Average Net Assets               -     1.86%         2.14%       2.35%       2.31%       2.42%+
Portfolio Turnover Rate                                            -        3%            3%          2%          1%           3%
Average Commission Rate Paid                                       -    $.0216           N/A         N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

**Total return figures do not reflect the 0.25% transaction fee on purchases through 1995. Subscription period for the Portfolio was from March 16 to April 26, 1992, during which time all assets were held in money market instruments. Performance measurement began on April 27, 1992.
+ Annualized.

*The Mid Capitalization Stock, Small Capitalization Value Stock, and Small
 Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                500 PORTFOLIO
                                        --------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------------------------
                                         1997       1996      1995     1994     1993      1992     1991     1990      1989     1988
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                -      $57.60    $42.97   $43.83   $40.97    $39.32   $31.24   $33.64    $27.18   $24.65
                                        --------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                    -        1.28      1.22     1.18     1.13      1.12     1.15     1.17      1.20     1.08
  Net Realized and Unrealized
    Gain (Loss) on Investments             -       11.82     14.76     (.67)    2.89      1.75     8.20    (2.30)     7.21     2.87
                                        --------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT
      OPERATIONS                           -       13.10     15.98      .51     4.02      2.87     9.35    (1.13)     8.41     3.95
                                        --------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income                      -       (1.28)    (1.22)   (1.17)   (1.13)    (1.12)   (1.15)   (1.17)    (1.20)   (1.10)
  Distributions from
    Realized Capital Gains                 -        (.25)     (.13)    (.20)    (.03)     (.10)    (.12)    (.10)     (.75)    (.32)
                                        --------------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                    -       (1.53)    (1.35)   (1.37)   (1.16)    (1.22)   (1.27)   (1.27)    (1.95)   (1.42)
                                        --------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                            -      $69.17    $57.60   $42.97   $43.83    $40.97   $39.32   $31.24    $33.64   $27.18
====================================================================================================================================
Total Return                               -      22.88%    37.45%    1.18%    9.89%     7.42%   30.22%   -3.32%    31.36%   16.22%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
  Period (Millions)                        -     $30,332   $17,372   $9,356   $8,273    $6,547   $4,345   $2,173    $1,804   $1,055
Ratio of Total Expenses to
  Average Net Assets                       -       0.20%     0.20%    0.19%    0.19%     0.19%    0.20%    0.22%     0.21%    0.22%
Ratio of Net Investment
  Income to Average
  Net Assets                               -       2.04%     2.38%    2.72%    2.65%     2.81%    3.07%    3.60%     3.62%    4.08%
 Portfolio Turnover Rate                  -+         5%+       4%+      6%+      6%+       4%+      5%+     23%+        8%      10%
Average Commission
  Rate Paid                                -      $.0166       N/A      N/A      N/A       N/A      N/A      N/A       N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------

+Portfolio turnover rates excluding in-kind redemptions were 3%, 2%, 2%, 4%, 2%, 1%, 1%, and 6%, respectively.

------------------------------------------------------------------------------------------------------------------------------------
                                                                          EXTENDED MARKET PORTFOLIO
                                        --------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------------------------
                                         1997       1996      1995     1994     1993      1992     1991     1990      1989     1988
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                      -      $24.07    $18.52   $19.43   $17.35    $15.82   $11.48   $13.92    $11.60   $ 9.99
                                        --------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                    -         .34       .30      .28      .23       .24      .25      .30       .26      .34
  Net Realized and
    Unrealized Gain (Loss)
    on Investments                         -        3.85      5.95     (.62)    2.28      1.72     4.54    (2.25)     2.52     1.63
                                        --------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT
      OPERATIONS                           -        4.19      6.25     (.34)    2.51      1.96     4.79    (1.95)     2.78     1.97
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income                      -        (.34)     (.30)    (.28)    (.23)     (.25)    (.25)    (.33)     (.23)    (.20)
  Distributions from
    Realized Capital Gains                 -       (1.72)     (.40)    (.29)    (.20)     (.18)    (.20)    (.16)     (.23)    (.16)
                                        --------------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                    -       (2.06)     (.70)    (.57)    (.43)     (.43)    (.45)    (.49)     (.46)    (.36)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                            -      $26.20    $24.07   $18.52   $19.43    $17.35   $15.82   $11.48    $13.92   $11.60
====================================================================================================================================
TOTAL RETURN**                             -      17.65%    33.80%   -1.76%   14.49%    12.47%   41.85%  -14.05%    24.10%   19.75%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
  Period (Millions)                        -      $2,099    $1,523     $967     $928      $585     $372     $179      $147      $35
Ratio of Total Expenses to
  Average Net Assets                       -       0.25%     0.25%    0.20%    0.20%     0.20%    0.19%    0.23%     0.23%    0.24%
Ratio of Net Investment
  Income to Average
  Net Assets                               -       1.42%     1.51%    1.51%    1.48%     1.73%    2.14%    2.68%     2.92%    2.90%
Portfolio Turnover Rate                    -         22%       15%      19%      13%        9%      11%       9%       14%      26%
Average Commission Rate Paid               -      $.0235       N/A      N/A      N/A       N/A      N/A      N/A       N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------

**Total return figures do not reflect transaction fees on purchases (0.5% in 1995, 1996, and the 1997 period; 1% in 1992 through 1994). (Note: The transaction fee on purchases was reduced to 0.25% as of November 3, 1997.)

---------------------------------------------------------------------------------------------------------------------
                                                                                       SMALL CAPITALIZATION
                                                                                         STOCK PORTFOLIO*
                                                               ------------------------------------------------------
                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                               -----------------------------        2/1-    10/1/93-
                                                                1997      1996          1995    12/31/94     1/31/94

NET ASSET VALUE, BEGINNING OF PERIOD                               -    $18.61        $14.99      $16.24      $16.23
                                                               ------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                            -       .26           .24         .20         .05
  Net Realized and Unrealized Gain (Loss) on Investments           -      3.07          4.06        (.86)        .96
                                                               ------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                   -      3.33          4.30        (.66)       1.01
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             -      (.27)         (.23)       (.22)       (.18)
  Distributions from Realized Capital Gains                        -     (1.44)         (.45)       (.37)       (.82)
                                                               ------------------------------------------------------
TOTAL DISTRIBUTIONS                                                -     (1.71)         (.68)       (.59)      (1.00)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     -    $20.23        $18.61      $14.99      $16.24
=====================================================================================================================
TOTAL RETURN**                                                     -    18.12%        28.74%      -4.00%       6.65%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                               -    $1,713          $971        $605        $533
Ratio of Total Expenses to Average Net Assets                      -     0.25%         0.25%      0.17%+      0.18%+
Ratio of Net Investment Income to Average Net Assets               -     1.51%         1.58%      1.50%+      1.16%+
Portfolio Turnover Rate                                            -       28%           28%         25%          5%
Average Commission Rate Paid                                       -    $.0245           N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------

* Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.
**Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996).

 +Annualized.                                                        (continued)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     SMALL CAPITALIZATION
                                                                                        STOCK PORTFOLIO*
                                                                                          (CONTINUED)
                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                              --------------------------------------------------------------------
                                                                1993      1992          1991      1990++        1989         1988
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.63    $12.03        $ 8.55      $11.88      $11.96       $15.73
                                                              --------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .20       .19           .20         .17         .10          .03
  Net Realized and Unrealized Gain (Loss) on Investments        3.73       .88          3.60       (3.46)       2.13        (2.59)
                                                              --------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                            3.93      1.07          3.80       (3.29)       2.23        (2.56)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.18)     (.18)         (.18)       (.04)       (.14)          --
    Distributions from Realized Capital Gains                   (.15)     (.29)         (.14)         --       (2.17)       (1.21)
                                                              --------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                         (.33)     (.47)         (.32)       (.04)      (2.31)       (1.21)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $16.23    $12.63        $12.03      $ 8.55      $11.88       $11.96
==================================================================================================================================
TOTAL RETURN**                                                31.60%     9.34%        45.91%     -27.73%      18.83%      -14.30%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                            $432      $202          $111         $40         $20          $27
Ratio of Total Expenses to Average Net Assets                  0.18%     0.18%         0.21%       0.31%       1.00%        0.95%
Ratio of Net Investment Income to Average Net Assets           1.47%     1.65%         2.11%       1.91%       0.65%        0.24%

Portfolio Turnover Rate                                          26%       26%           33%         40%        160%          68%
Average Commission Rate Paid                                     N/A       N/A           N/A         N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------

 *Returns prior to January 31, 1994, are for the former Vanguard Small
  Capitalization Stock Fund.

**Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996).

++Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         VALUE PORTFOLIO
                                                               -------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------       11/2*-
                                                                1997      1996          1995        1994        1993     12/31/92
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               -    $14.79        $11.12      $11.74      $10.30       $10.00
                                                               -------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                            -       .37           .41         .38         .38          .07
  Net Realized and Unrealized Gain (Loss) on Investments           -      2.81          3.66        (.46)       1.50          .30
                                                               -------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                               -      3.18          4.07        (.08)       1.88          .37
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             -      (.38)         (.40)       (.38)       (.38)        (.07)
  Distributions from Realized Capital Gains                        -      (.57)           --        (.16)       (.06)          --
                                                               -------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                            -      (.95)         (.40)       (.54)       (.44)        (.07)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     -    $17.02        $14.79      $11.12      $11.74       $10.30
==================================================================================================================================
TOTAL RETURN                                                       -    21.86%        36.94%      -0.73%      18.35%        3.70%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                               -    $1,016          $496        $297        $190          $24
Ratio of Total Expenses to Average Net Assets                      -     0.20%         0.20%       0.20%       0.20%         0%**
Ratio of Net Investment Income to Average Net Assets               -     2.54%         3.06%       3.37%       3.26%      3.46%**
Portfolio Turnover Rate                                            -       29%           27%         32%         30%           4%
Average Commission Rate Paid                                       -    $.0188           N/A         N/A         N/A          N/A

* Commencement of operations.
**Annualized.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         GROWTH PORTFOLIO
                                                               -------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------       11/2*-
                                                                1997      1996          1995        1994        1993     12/31/92
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               -    $13.97        $10.28      $10.20      $10.26       $10.00
                                                               -------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                            -       .22           .21         .21         .21          .06
  Net Realized and Unrealized Gain (Loss) on Investments           -      3.07          3.68         .08        (.06)         .26
                                                               -------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                               -      3.29          3.89         .29         .15          .32
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             -      (.22)         (.20)       (.21)       (.21)        (.06)
  Distributions from Realized Capital Gains                        -      (.14)           --          --          --           --
                                                               -------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                            -      (.36)         (.20)       (.21)       (.21)        (.06)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     -    $16.90        $13.97      $10.28      $10.20       $10.26
==================================================================================================================================
TOTAL RETURN                                                       -    23.74%        38.06%       2.89%       1.53%        3.19%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                               -      $787          $271         $86         $51          $21
Ratio of Total Expenses to Average Net Assets                      -     0.20%         0.20%       0.20%       0.20%         0%**
Ratio of Net Investment Income to Average Net Assets               -     1.57%         1.71%       2.08%       2.10%      2.85%**
Portfolio Turnover Rate                                            -       29%           24%         28%         36%           2%
Average Commission Rate Paid                                       -    $.0183           N/A         N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
**Annualized.

  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT

                                     INDEXES

An index is a group of securities whose overall performance is used as a standard to measure investment performance.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in the Portfolios of Vanguard Index Trust. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or more of the Trust's Portfolios, you should take into account your personal tolerance for the daily fluctuations of the stock market. Remember, too, that each Portfolio seeks to match a different stock market index; therefore, investment risk will vary from Portfolio to Portfolio.


    Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the nine Portfolios, will confront.



THE PORTFOLIOS' OBJECTIVE


Each Portfolio seeks to match, as closely as possible, the performance of a specific stock market index. This objective is fundamental, which means that it cannot be changed unless a majority of Portfolio shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
       YOUR INVESTMENT IN ANY OF THE PORTFOLIOS, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

    The TOTAL STOCK MARKET PORTFOLIO seeks to parallel the performance of the Wilshire 5000 Equity Index, which consists of all of the U.S. stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

    The 500 PORTFOLIO seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

    The EXTENDED MARKET PORTFOLIO seeks to track the performance of the Wilshire 4500 Equity Index, a broadly diversified index of stocks of medium-size and small U.S. companies (none of which is included in the S&P 500 Index).


    The MID CAPITALIZATION STOCK PORTFOLIO seeks to parallel the performance of the Standard & Poor's MidCap 400 Index, which comprises a market-weighted group of medium-sized U.S. companies.


    The SMALL CAPITALIZATION STOCK PORTFOLIO seeks to match the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

    The VALUE PORTFOLIO seeks to replicate the performance of the Standard & Poor's/BARRA Value Index, which includes those stocks of the S&P 500 Index that offer higher-than-average dividend yields and are often considered out of favor with investors.



    The SMALL CAPITALIZATION VALUE STOCK PORTFOLIO seeks to replicate the performance of the Standard & Poor's/BARRA 600 Value Index, which includes those stocks of the S&P SmallCap 600 Index that are often considered out of favor with investors.



    The GROWTH PORTFOLIO seeks to parallel the performance of the Standard & Poor's/BARRA Growth Index, which is made up of those stocks of the S&P 500 Index with lower-than-average dividend yields and higher than average price/earnings and price/book ratios.



    The SMALL CAPITALIZATION GROWTH STOCK PORTFOLIO seeks to track the performance of the Standard & Poor's/BARRA 600 Growth Index, which includes those stocks of the S&P SmallCap 600 Index with higher than average price/earnings and price/book ratios.


[FLAG] AN INDEX FUND HAS OPERATING EXPENSES; A MARKET INDEX DOES NOT.
       THEREFORE, AN INDEX FUND--WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE--WILL NOT BE ABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.

    The Portfolios of Vanguard Index Trust are not sponsored, sold, promoted, or endorsed by Standard & Poor's Corporation, BARRA Associates, Wilshire Associates, or the Frank Russell Company.

WHO SHOULD INVEST

Any of the Portfolios of Vanguard Index Trust may be a suitable investment for you if you are looking for a U.S. stock portfolio that follows a simple, cost-effective index-matching strategy and, in doing so, provides the potential for growth in the value of your investment over the long term. However, one Portfolio may more closely meet your personal investment objectives than the others.

    For instance, the Total Stock Market Portfolio may be suitable for you if:

- You are looking for an investment that reflects the performance of the entire U.S. stock market.

    The 500 and Value Portfolios may be suitable for you if:

-   You want to invest in large companies.


    The Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios may be suitable for you if:


-   You want to focus on the stocks of medium-sized and/or small companies.


- You can accept greater share-price volatility than the Trust's other portfolios tend to experience.



    The Small Capitalization Value Stock Portfolio may be suitable for you if:


- You are seeking exposure to the stocks of small companies that are often considered out of favor in the market.



                                PLAIN TALK ABOUT

                                 VALUE FUNDS AND
                                  GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns as capital gains, which may be taxed at lower rates than dividend income.


                                PLAIN TALK ABOUT

                           INVESTING FOR THE LONG TERM

Each Portfolio is intended to be a long-term investment vehicle; none is designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from a strategy called "market timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Trust discourages short-term trading by, among other things, closely monitoring daily transactions.


- You are comfortable with a higher level of share-price volatility than that experienced by the Trust's other Portfolios.

-   You are willing to forgo dividend income.


    The Growth Portfolio may be suitable for you if:

- You want to invest in large companies, but you are looking for more growth potential than the 500 and Value Portfolios offer--and are willing to accept greater fluctuations in share price.


    The Small Capitalization Growth Stock Portfolio may be suitable for you if:

-   You want to focus on small-company stocks.

- You are seeking a portfolio of stocks considered to have higher than average price/earnings and price/book ratios.

-   You are willing to accept a high level of share-price fluctuation.



    None of the Portfolios would be an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Trust has adopted the following policies:


- The Trust reserves the right to reject any purchase request into any of its Portfolios--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.


- Five of the Trust's Portfolios (Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock) charge a transaction fee on purchases.

- There is a limit on the number of times you can exchange into or out of each Portfolio (see "Exchanges" in the INVESTING WITH VANGUARD section). If you own shares of any of the Trust's Portfolios as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.


-   The Trust reserves the right to stop offering shares at any time.


INVESTMENT STRATEGY

This section explains how the Trust's investment adviser pursues the objective of matching the performance of specific stock indexes. It also explains the market and objective risks faced by Portfolio shareholders. Unlike each Portfolio's investment objective, the adviser's investment strategy is not fundamental and can be changed by the Trust's Board of Trustees without shareholder approval. However, before making any important change in its strategy, the Trust will give shareholders 30 days' notice, in writing.

 MARKET EXPOSURE

To track their target indexes as closely as possible, the Portfolios attempt to remain fully invested in stocks.

[FLAG] EACH PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
       STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

    To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the S&P 500 Index, which--in addition to being the target index for the 500 Portfolio--is a widely useD barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between the best and worst tends to narrow over the long term.

------------------------------------------------------------------------------------
                                   U.S. STOCK MARKET RETURNS (1926-1996)
------------------------------------------------------------------------------------
                       1 YEAR           5 YEARS          10 YEARS           20 YEARS
------------------------------------------------------------------------------------
Best                    53.9%            23.9%              20.1%             16.9%
Worst                  -43.3            -12.5               -0.9               3.1
Average                 12.7             10.4               10.8              10.8
------------------------------------------------------------------------------------


    The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or any of the Trust's Portfolios in particular.

    Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, the mid- and small-cap stocks of the Wilshire 4500, S&P MidCap 400, and Russell 2000 Indexes (the target indexes for the Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios, respectively) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.

    Even indexes that are subsets of the S&P 500 Index--such as the S&P/BARRA Value Index, the S&P/BARRA Growth Index, the S&P/BARRA 600 Value Index, and the S&P/BARRA 600 Growth Index (the target indexes for the Value, Growth, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios,



                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS


Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defineS large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

                                PLAIN TALK ABOUT

                        ACTIVE VERSUS PASSIVE MANAGEMENT

Index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, a "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by holding either all--or a representative sample--of the securities in the index. Indexing appeals to many investors because of its simplicity (indexing is a straightforwarD market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction--up or down--as its target index); and low cost (index funds do not have many of the expenses of an actively manageD fund--such as research--and keep trading activity--and, thus, brokerage commissions--to a minimum).



respectively)--will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index and the S&P/BARRA 600 Value Index have been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P/BARRA Growth Index and the S&P/BARRA 600 Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential to be more volatile than the broader market.


[FLAG] THE PORTFOLIOS ARE SUBJECT, IN VARYING DEGREES, TO OBJECTIVE RISK, WHICH
       IS THE POSSIBILITY THAT RETURNS FROM A SPECIFIC TYPE OF STOCK (FOR INSTANCE, SMALL-CAP OR VALUE) WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. EACH TYPE OF STOCK TENDS TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Each Portfolio of Vanguard Index Trust employs a "passively" managed investment--or index--approach. Vanguard Core Management Group, the Portfolios' adviser, creates A mix of securities that will match the performance of a benchmark index.


    The 500, Mid Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock Portfolios hold each stock found in their respective benchmark indexes in roughly the same proportions as represented in the indexes themselves. For example, if 5% of the S&P 500 Index were made up of the assets of a specific company, the 500 Portfolio would invest the same percentage of its assets in that company.


    The Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios use a different selection process. Because it would be very expensive to buy and sell all of the stocks in each Portfolio's target index (the Total Stock Market Portfolio's target index, for example, includes more than 7,300 stocks), these three Portfolios use a "sampling" technique. Using a sophisticated computer program, each Portfolio selects stocks that will recreate its target index in terms of industry, size, and other characteristics (such as projected earnings, financial strength, and debt). For instance, if 10% of the Wilshire 4500 Index were made up of utility stocks, the Extended Market Portfolio would invest 10% of its assets in the utility stocks of the Wilshire 4500 Index with similar characteristics.


    The following table shows the number of stocks generally held by the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

--------------------------------------------------------------------------------------
                                      NUMBER OF                      NUMBER OF STOCKS
PORTFOLIO                             STOCKS HELD                    IN TARGET INDEX
--------------------------------------------------------------------------------------
Total Stock Market                    -                              -
500                                   -                              -
Extended Market                       -                              -
MidCap Stock                          N/A                            -
SmallCap Stock                        -                              -
Value                                 -                              -
SmallCap Value Stock                  N/A                            -
Growth                                -                              -
SmallCap Growth Stock                 N/A                            -
--------------------------------------------------------------------------------------

    The top ten holdings for the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997, follow. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

TOTAL STOCK MARKET PORTFOLIO                500 PORTFOLIO
  1.  General Electric Co.                   1.   General Electric Co.
  2.  The Coca-Cola Co.                      2.   The Coca-Cola Co.
  3.  Exxon Corp.                            3.   Exxon Corp.
  4.  Microsoft Corp.                        4.   Microsoft Corp.
  5.  Merck & Co., Inc.                      5.   Merck & Co., Inc.
  6.  Intel Corp.                            6.   Royal Dutch Petroleum Co.
  7.  Philip Morris Cos., Inc.               7.   Intel Corp.
  8.  Procter & Gamble Co.                   8.   Philip Morris Cos., Inc.
  9.  International Business                 9.   Procter & Gamble Co.
      Machines Corp.                        10.   International Business
 10.  Johnson & Johnson                           Machines Corp.

14% of the Portfolio's total net assets.    19% of the Portfolio's total net assets.

EXTENDED MARKET PORTFOLIO                   SMALLCAP STOCK PORTFOLIO
  1.  Berkshire Hathaway                     1.   Keystone Financial, Inc.
  2.  Electronic Data Systems                2.   Stratus Computer, Inc.
  3.  Rhone-Poulenc Rorer, Inc.              3.   Dauphin Deposit Bank
  4.  Carnival Corp. Class A                      & Trust
  5.  Safeway, Inc.                          4.   Federal-Mogul Corp.
  6.  Franklin Resources Corp.               5.   United Carolina Bancshare
  7.  RJR Nabisco Holdings Corp.             6.   Citrix Systems, Inc.
  8.  The Coca-Cola Co.                      7.   Hawaiian Electric
  9.  Republic Industries, Inc.                   Industries, Inc.
 10.  Washington Mutual, Inc.                8.   Pier 1 Imports, Inc.
6% of the Portfolio's total net assets.      9.   AmeriSource Health Corp.
                                            10.   CCB Financial Corp.
                                            2% of the Portfolio's total net assets.



                                PLAIN TALK ABOUT


                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for passively managed domestic index funds investing in common stocks is roughly 20%; for all domestic stock funds, the average turnover rate is 79%.


 VALUE PORTFOLIO                            GROWTH PORTFOLIO
  1.  Exxon Corp.                            1.   General Electric Co.
  2.  Royal Dutch Petroleum Co.              2.   The Coca-Cola Co.
  3.  International Business                 3.   Microsoft Corp.
      Machines Corp.                         4.   Merck & Co., Inc.
  4.  AT&T Corp.                             5.   Intel Corp.
  5.  Hewlett-Packard Co.                    6.   Philip Morris Cos., Inc.
  6.  Citicorp                               7.   Procter & Gamble Co.
  7.  Mobil Corp.                            8.   Johnson & Johnson
  8.  The Walt Disney Co.                    9.   Bristol-Myers Squibb Co.
  9.  Chevron Corp.                         10.   Wal-Mart Stores, Inc.
 10.  NationsBank Corp.                     35% of the Portfolio's total net assets.
22% of the Portfolio's total net assets.


    Keep in mind that, because the makeup of a Portfolio changes daily, these listings are only "snapshots" at one point in time. Note, too, that portfolios that track indexes made up of a relatively small number of securities tend to be less diversified than portfolios whose target indexes contain thousands of securities. For instance, the Growth Portfolio, which seeks to parallel an index of about 150 stocks, has far more of its assets invested in its top ten holdings (35%) than the Total Stock Market Portfolio (14%), which seeks to track a much larger universe of more than 7,300 stocks. This means that the Growth Portfolio stands a greater chance than the Total Stock Market Portfolio of being hurt by the poor performance of a single stock.


PORTFOLIO TURNOVER

Although each seeks to invest for the long term, the Portfolios retain the right to sell securities regardless of how long they have been held. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the turnover rate for the Portfolios has been extremely low, with averages over the past five years (or since inception) ranging from 2% for the Total Stock Market Portfolio to 27% for the Small Capitalization Stock Portfolio. (A turnover rate of 100% would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in the stocks found in its target index, each Portfolio may follow a number of other investment policies to achieve its objective.

[FLAG] THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN
       STOCK FUTURES AND OPTIONS CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES, AND SWAP AGREEMENTS, WHICH ARE TYPES OF DERIVATIVES.


    Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset).

    For this reason, the Portfolios will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, each Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of each Portfolio's assets--up to 5% if required for deposit and no more than 20% of total assets--may be committed to such contracts.


    The reasons for which a Portfolio may use futures, options, warrants, convertible securities, and swap agreements are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.


- To reduce the Portfolio's transaction costs by buying futures instead of actual stocks.

- To add value to the Portfolio by buying futures instead of actual stocks when futures are cheaper.


INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolios have adopted limits on some of their investment policies. Specifically, a Portfolio will not:

-   Invest more than 25% of its assets in any one industry.

- Borrow money in an amount that is more than 15% of its assets. If borrowing exceeds 5%, the Portfolio will not make any additional investments.

    With respect to 75% of its assets, a Portfolio will not:

-   Invest more than 5% in the outstanding securities of any one company.

-   Buy more than 10% of the outstanding voting securities of any company.

    The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). For instance, futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can be easily bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.

                                PLAIN TALK ABOUT

                                  CASH RESERVES

With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds like index funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow investment advisers to hold up to 20% of a fund's assets in cash reserves.

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

INVESTMENT PERFORMANCE

Each Portfolio's performance is expected to mirror the performance of a specific U.S. stock market segment (or, in the case of the Total Stock Market Portfolio, the entire stock market). Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


---------------------------------------------------------------------------------------
                                                AVERAGE ANNUAL TOTAL RETURNS
                                                 FOR PERIODS ENDED 12/31/97
---------------------------------------------------------------------------------------
                                      1 YEAR       5 YEARS      10 YEARS       20 YEARS
---------------------------------------------------------------------------------------
Total Stock Market                     -%          -%            -%*               --
Wilshire 5000 Index                     -           -             -*               --
---------------------------------------------------------------------------------------
500                                    -%          -%             -%              -%
S&P 500 Index                           -           -              -               -
---------------------------------------------------------------------------------------
Extended Market**                      -%          -%             -%               --
Wilshire 4500 Index                     -           -              -               --
---------------------------------------------------------------------------------------
SmallCap Stock**                       -%          -%             -%               --
Russell 2000 Index                      -           -              -               --
---------------------------------------------------------------------------------------
Value                                  -%          -%              --              --
S&P/BARRA Value Index                   -           -              --              --
---------------------------------------------------------------------------------------
Growth                                 -%         -%*              --              --
S&P/BARRA Growth Index                  -          -*              --              --
---------------------------------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

 *Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.

    The results shown represent each Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the appropriate unmanaged benchmark index. The Portfolios' returns are not adjusted for the purchase fee for the Extended Market and Small Capitalization Stock Portfolios, or the purchase fee for the Total Stock Market Portfolio that was eliminated at year-end 1995, nor has an allowance been made for federal, state, or local income taxes that shareholders must pay on a current basis. Note also that the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios began operations on March 30, 1998.

SHARE PRICE


Each Portfolio's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Each Portfolio's net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:


                           TOTAL ASSETS - LIABILITIES
                      ----------------------------------
    NET ASSET VALUE =    NUMBER OF SHARES OUTSTANDING

    The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold your shares back to the Portfolio that day.


    Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Index Funds. Different newspapers use different abbreviations for each Portfolio, but the most common are TOTST, 500, EXTEN, MIDCAP, SMCAP, VALUE, SMVALUE, GROWTH, and SMGROWTH.


DIVIDENDS, CAPITAL GAINS, AND TAXES


    Each March, June, September, and December, the Total Stock Market, 500, Value, and Growth Portfolios distribute virtually all of their income from interest and dividends to their shareholders; the Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios distribute their income in December. All nine Portfolios distribute any capital gains realized from the sale of securities in December. In addition, the Portfolios may occasionally be required to make supplemental dividend or capital gain distributions at some other time during the year. Keep in mind that index portfolios tend to provide less in capital gain distributions than actively managed funds generally do.

    If you own shares of any of the Trust's Portfolios as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gain distributions will be reinvested in additional Portfolio shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

    If your investment in a Portfolio of Vanguard Index Trust is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio. Both dividend


                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gain distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                                VANGUARD'S UNIQUE

                               CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


                                PLAIN TALK ABOUT

                             THE PORTFOLIOS' ADVISER


Vanguard Core Management Group provides investment advisory services to many Vanguard funds; as of December 31, 1997, the Group managed more than $- billion in total assets. The individual primarily responsible for overseeing each Portfolio's investments is:

   GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987, including primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College, M.B.A., University of Chicago.




and capital distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, nO matter how long you have held the shares in the Portfolio. You should consult your own tax adviser about other tax consequences of an investment in the Portfolio.

THE TRUST AND VANGUARD


Vanguard Index Trust is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $310 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


    Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.


    A list of the Trustees and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.



INVESTMENT ADVISER


Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Portfolios of Vanguard Index Trust. For the fiscal year ended December 31, 1997, the Portfolios paid a total of $- in investment advisory expenses (the Value Portfolio paid $-; the Growth Portfolio paid $-; the Total Stock Market and Extended Market Portfolios each paid $-; and the 500 and the Small Capitalization Stock Portfolios each paid $-). The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.


    The Group is authorized to choose brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. However, the Core Management Group will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolios may direct the Core Management Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolios.

GENERAL INFORMATION

Vanguard Index Trust is organized as a Pennsylvania business trust.


    Shareholders of each Portfolio have rights and privileges similar to those enjoyed by other trust shareholders. For example, shareholders will not be responsible for any liabilities of the Trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each Portfolio share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolios except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a trustee if the holders of at least 10% of the Trust's shares request a meeting in writing.

Vanguard Index Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Trust or any member of the public regarding the advisability of investing in index, funds or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST. OWNERS OF THE TRUST, OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P's only relationship to the Trust is the licensing of the S&P marks and S&P 500, which is determined, composed and calculated by S&P without regard to the Trust. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS


One or more of the nine Portfolios described in this prospectus is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

- If you have any questions about a Portfolio or Vanguard, including the Portfolio's investment objective, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.


- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of a Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Portfolio and increase its transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from any portfolio during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Portfolio, or a series of movements between Vanguard funds. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

    Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about one of the Portfolios of Vanguard Index Trust, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

    If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of a Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Portfolio's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).


    Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the Portfolio's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-   Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.

ACCESSING FUND INFORMATION BY COMPUTER



VANGUARD ON THE WORLD WIDE WEB

www.vanguard.com


Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                                PLAIN TALK ABOUT

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.


PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about the Portfolios of Vanguard Index Trust, including their investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

    It is important that you understand these facts so that you can decide whether an investment in any of the Portfolios is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

   / / Each Portfolio's objective? (pages 10 and 11)

   / / Each Portfolio's investment strategy? (page 12)

   / / Who should invest in each Portfolio? (page 11)

   / / The risks associated with each Portfolio? (pages 10-17)

   / / Whether each Portfolio is federally insured?
       (inside front cover)

   / / Each Portfolio's expenses? (pages 4 and 5)

   / / The background of the Portfolios' investment manager?
       (page 20)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES


Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index. Also known as indexing.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [THE VANGUARD GROUP LOGO]
                                                       Institutional Division
                                                       Post Office Box 2900
                                                       Valley Forge, PA 19482



FOR PARTICIPANTS IN                        FOR OTHER INSTITUTIONAL                 ELECTRONIC ACCESS TO THE
EMPLOYER-SPONSORED PLANS                   INVESTORS                               VANGUARD MUTUAL FUND
                                           1-800-523-1036                          EDUCATION AND INFORMATION
PARTICIPANT SERVICES CENTER                For information on Vanguard             CENTER
1-800-523-1188                             funds and services                      World Wide Web
TEXT TELEPHONE:                                                                    www.vanguard.com
1-800-523-8004
For information on the                                                             E-mail
Vanguard funds in your plan,                                                       online@vanguard.com
Monday through Friday
8:30 a.m. to 9 p.m.,
Eastern time







                                                                                   (C) 1998 Vanguard Marketing
                                                                                   Corporation, Distributor
















I040N

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED JANUARY 9, 1998
PROSPECTUS
MARCH 30, 1998

VANGUARD INSTITUTIONAL INDEX FUND
         - INSTITUTIONAL SHARES
         - INSTITUTIONAL PLUS SHARES

VANGUARD INDEX TRUST

Institutional Shares

of

- TOTAL STOCK MARKET
  PORTFOLIO

- EXTENDED MARKET
  PORTFOLIO

- MID CAPITALIZATION
  STOCK PORTFOLIO

- SMALL CAPITALIZATION
  STOCK PORTFOLIO

- VALUE PORTFOLIO

- SMALL CAPITALIZATION
  VALUE STOCK PORTFOLIO

- GROWTH PORTFOLIO

- SMALL CAPITALIZATION
  GROWTH STOCK PORTFOLIO

This prospectus contains
financial data for the
Fund and the Trust through
the fiscal year ended
December 31, 1997.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INSTITUTIONAL SHARES OF THE MID CAPITALIZATION STOCK PORTFOLIO, THE VALUE PORTFOLIO, THE SMALL CAPITALIZATION VALUE STOCK PORTFOLIO, THE GROWTH PORTFOLIO AND THE SMALL CAPITALIZATION GROWTH STOCK PORTFOLIO, MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATES IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. TO OBTAIN A CURRENTLY EFFECTIVE PROSPECTUS FOR VANGUARD INSTITUTIONAL INDEX FUND, AS WELL AS THE EXISTING PORTFOLIOS OF VANGUARD INDEX TRUST, PLEASE CONTACT VANGUARD'S INSTITUTIONAL INVESTOR GROUP AT 1-800-523-1036.

                              [GRAPHIC OF SHIP]

                               [VANGUARD LOGO]

Vanguard Institutional Index Fund
Vanguard Index Trust

Stock Index Mutual Funds

Contents

Fund Profiles                                -

Fund Expenses                                -

Financial Highlights                         -

A Word About Risk                            -

The Funds' Objectives                        -

Who Should Invest                            -

Investment Strategy                          -

Investment Policies                          -

Investment Limitations                       -

Investment
Performance                                  -

Share Price                                  -

Dividends, Capital
Gains, and Taxes                             -

The Funds and
Vanguard                                     -

Investment Adviser                           -

General Information                          -

Investing
with Vanguard

Accessing Fund Information by
Computer                                     -

Prospectus Postscript                        -

Glossary                               Inside Back Cover

Investment Objective and Policies
The Vanguard index funds (the "Funds") offered in this prospectus are Vanguard Institutional Index Fund and eight Portfolios of Vanguard Index Trust.

         Vanguard Institutional Index Fund is an open-end investment company that seeks to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index.

         Vanguard Index Trust is an open-end investment company that includes eight* separate, diversified mutual fund portfolios: Total Stock Market, Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the Value and Growth Portfolios did not begin issuing Institutional Shares until March 30, 1998. Each Trust Portfolio seeks to match, as closely as possible, the performance of a different stock market index. One index reflects the entire U.S. stock market; the seven other indexes focus on specific stock market segments. You can buy shares in any of the eight Portfolios that meet your investment needs; you do not have to buy shares in all eight.

         Long-term capital growth (and, for some Portfolios, dividend income) may be achieved as the Funds track their respective indexes.

         You should note that none of the Funds' shares are guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Funds.

*The 500 Portfolio of Vanguard Index Trust is not included in this prospectus since it does not offer Institutional Shares.

Important Note
Vanguard Institutional Index Fund offers two separate classes of shares:
Institutional and Institutional Plus. The Institutional Shares are designed for investors who meet the investment minimum of $10 million and may require special employee benefit plan services. The Institutional Plus Shares are designed for investors who meet the investment minimum of $200 million and do not require special employee benefit plan services.

         Each Portfolio of Vanguard Index Trust also offers two separate classes of shares: Institutional and Investor. This prospectus is intended for investors who qualify for Institutional Shares, which have an investment minimum of $10 million. Each Portfolio also offers Investor Shares, which have an investment minimum of $3,000 and are offered by a separate prospectus (you can obtain a copy of this prospectus by calling Vanguard). Certain information on Vanguard Index Trust's Investor Shares is also included in this prospectus.

Note that the Fund's and the Portfolios' separate share classes have different expenses; as a result, their investment performance will vary.

Fees and Expenses
The Funds are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratios of the Funds.

         Five Portfolios charge a fee on purchases: 0.25% for the Extended Market and Mid Capitalization Stock Portfolios, 0.5% for the Small Capitalization Stock Portfolio, and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios (fees apply to both Institutional Shares and Investor Shares).

Additional Information About the Funds
Statements of Additional Information (dated March 30, 1998) containing more information about the Funds are, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or by visiting the Securities and Exchange Commission's website (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Why Reading This Prospectus Is Important
This prospectus explains the objective, risks, and strategy of Vanguard Institutional Index Fund and of each Portfolio of Vanguard Index Trust. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you decide whether the Funds are the right investment for you. We suggest that you keep it for future reference.

Funds Profile

Vanguard Institutional Index Fund
Vanguard Index Trust

Who Should Invest (page 11)
- Investors looking for a simple way to match the performance of a specific stock market index.
- Investors seeking a stock mutual fund as part of a balanced and diversified investment program.
- Investors seeking growth of their capital over the long term -- at least five years.

Who Should Not Invest
-  Investors unwilling to accept significant fluctuations in share price.
-  Investors hoping to beat the stock market.

Risks of the Funds (pages 10 - 14)
The total returns of the Funds will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Funds are subject to market risk (the chance that stock prices in general will fall, sometimes suddenly and sharply) and objective risk (the chance that a specific segment of the stock market will not perform as well as the overall market). More detailed information about risk -- including risks specific to the Funds -- is provided beginning on page 10.

Dividends and Capital Gains (page 19)
Vanguard Institutional Index Fund and three of Vanguard Index Trust's Portfolios -- the Total Stock Market, Value, and Growth Portfolios -- pay dividends in March, June, September, and December. The Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios pay dividends in December. The Funds pay capital gains, if any, in December.

Investment Adviser (page 20)
Vanguard Core Management Group, Valley Forge, Pa., manages the Funds.

Average Annual Total Returns -- Institutional Shares
Periods Ended December 31, 1997

                                       1 Year    5 Years    10 Years
------------------------------------------------------------------------------
Institutional Index Fund --
  Institutional Shares                   - %        - %        - %*
------------------------------------------------------------------------------
Institutional Index Fund --
   Institutional Plus Shares             - *        --         --
------------------------------------------------------------------------------
Total Stock Market                       - *        --         --
Wilshire 5000 Index                      - *        --         --
------------------------------------------------------------------------------
Extended Market**                        - *        --         --
Wilshire 4500 Index                      - *        --         --
------------------------------------------------------------------------------
SmallCap Stock**                         - *        --         --
Russell 2000 Index                       - *        --         --
------------------------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the Value and Growth Portfolios did not begin offering Institutional Shares until March 30, 1998.

 *Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.

Average Annual Total Returns -- Investor Shares
Periods Ended December 31, 1997

                            1 Year     5 Years   10 Years
---------------------------------------------------------
Total Stock Market             -%         -%         -%*
Wilshire 5000 Index            -          -          -*
---------------------------------------------------------
Extended Market**              -          -          -
Wilshire 4500 Index            -          -          -
---------------------------------------------------------
SmallCap Stock**               -          -          -
Russell 2000 Index             -          -          -
---------------------------------------------------------
Value                          -          -          -*
S&P/BARRA Value Index          -          -          -*
---------------------------------------------------------
Growth                         -          -          -*
S&P/BARRA Growth Index         -          -          -*
---------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

 *Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.


Institutional Index Fund

----------------------------------------------------------------------------------------
                                    Institutional Shares      Institutional Plus Shares
----------------------------------------------------------------------------------------
Inception Date:                          7/31/90                        7/7/97
Net Assets as of 12/31/97:                 $-                             $-
Portfolio Expense Ratio for the

----------------------------------------------------------------------------------------
                                    Institutional Shares      Institutional Plus Shares
----------------------------------------------------------------------------------------

     Period Ended 12/31/97:                 -%                             -%
Transaction Fee on Purchases:              None*                          None*
Newspaper Abbreviation:                   InstIdx                       InstPlus
Vanguard Fund Number:                       094                            854
CUSIP Number:                            922040100                      922040209
Quotron Symbol:                           VINIX.Q                        VIIIX.Q

*Vanguard Institutional Index Fund reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.


Index Trust -- Institutional Shares

----------------------------------------------------------------------------------------------------
                                             Total Stock          Extended             MidCap
                                               Market              Market               Stock
----------------------------------------------------------------------------------------------------
Inception Date:                                7/7/97              7/7/97              3/30/98
Net Assets as of 12/31/97:                        -                   -                  None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                         -%                  -%                  N/A
Transaction Fee on Purchases:                   None*              0.25%                 0.25%
Newspaper Abbreviation:                       TotStIst            ExtenIst             MidCapIst
Vanguard Fund Number:                            855                 856                  864
CUSIP Number:                                 922908801           922908884                -
Quotron Symbol:                                VITSX.Q             VIEIX.Q                 -

*The Total Stock Market Portfolio - Institutional Shares reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.

----------------------------------------------------------------------------------------------------
                                              SmallCap                                SmallCap
                                                Stock               Value               Value
----------------------------------------------------------------------------------------------------
Inception Date:                                7/7/97              3/30/98             3/30/98
Net Assets as of 12/31/97:                        -                 None                 None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                         -                  N/A                 N/A
Transaction Fee on Purchases:                   0.5%                None                1.00%
Newspaper Abbreviation:                       SmCapIst             ValIst             SmValIst
Vanguard Fund Number:                            857                 867                 865
CUSIP Number:                                 922908876               -                   -
Quotron Symbol:                                 VSCIX.Q               -                   -

----------------------------------------------------------------------------------------------------
                                                                  SmallCap
                                               Growth              Growth
----------------------------------------------------------------------------------------------------
Inception Date:                                3/30/98             3/30/98
Net Assets as of 12/31/97:                      None                None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                        N/A                 N/A
Transaction Fee on Purchases:                   None                1.00%
Newspaper Abbreviation:                        GroIst              SmGroIst
Vanguard Fund Number:                            868                 866

----------------------------------------------------------------------------------------------------
                                                                  SmallCap
                                               Growth              Growth
----------------------------------------------------------------------------------------------------
CUSIP Number:                                     -                   -
Quotron Symbol:                                   -                   -


Index Trust -- Investor Shares

----------------------------------------------------------------------------------------------------
                                             Total Stock          Extended             MidCap
                                               Market              Market               Stock
----------------------------------------------------------------------------------------------------
Inception Date:                               4/27/92             12/21/87             3/30/98
Net Assets as of 12/31/97:                   $- billion          $- billion             None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                        -%                  -%                  N/A
Transaction Fee on Purchases:                   None                0.25%               0.25%
Newspaper Abbreviation:                         TotSt               Exten              MidCap
Vanguard Fund Number:                            085                 098                 859
CUSIP Number:                                 922908306           922908207               -
Quotron Symbol:                                VTSMX.Q              VEXMX.Q               -


----------------------------------------------------------------------------------------------------
                                              SmallCap                                SmallCap
                                                Stock               Value               Value
----------------------------------------------------------------------------------------------------
Inception Date:                                10/3/60             11/2/92             3/30/98
Net Assets as of 12/31/97:                   $- billion          $- billion             None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                         -                   -                  N/A
Transaction Fee on Purchases:                   0.5%                None                1.00%
Newspaper Abbreviation:                         SmCap               Value              SmValue
Vanguard Fund Number:                            048                 006                 860
CUSIP Number:                                 922908702           922908405               -
Quotron Symbol:                                NAESX.Q             VIVAX.Q                -


----------------------------------------------------------------------------------------------------
                                                                  SmallCap
                                               Growth              Growth
----------------------------------------------------------------------------------------------------
Inception Date:                                11/2/92             3/30/98
Net Assets as of 12/31/97:                   $- billion              None
Portfolio Expense Ratio for the
   Period Ended 12/31/97:                         -                  N/A
Transaction Fee on Purchases:                   None                1.00%
Newspaper Abbreviation:                        Growth             SmGrowth
Vanguard Fund Number:                            009                 861
CUSIP Number:                                 922908504               -
Quotron Symbol:                                VIGRX.Q                -

Fund Expenses

The examples below are designed to help you understand the costs you would bear as an investor in the Funds.

Shareholder Transaction Expenses and Fees

Institutional Index Fund*

Sales Load Imposed on Purchases:                              None
Transaction Fee on Purchases:                                 None**
Sales Load Imposed on Reinvested Dividends:                   None
Redemption Fees:                                              None
Exchange Fees:                                                None

*Applies to both Institutional Shares and Institutional Plus Shares.

**Vanguard Institutional Index Fund reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.



Index Trust*

Sales Load Imposed on Purchases:                     None
Transaction Fee on Purchases**:                      None
   Extended Market Portfolio:                        0.25%
   Mid Capitalization Stock Portfolio:               0.25%
   Small Capitalization Stock Portfolio:             0.50%
   Small Capitalization Value Stock Portfolio:       1.00%
   Small Capitalization Growth Stock Portfolio:      1.00%
   Total Stock Market***, Value, and
       Growth Portfolios:                            None
Sales Load Imposed on Reinvested Dividends:          None
Redemption Fees:                                     None
Exchange Fees:                                       None

*Applies to both Institutional Shares and Investor Shares.

**The transaction fee is deducted from all purchases (including exchanges from the other Vanguard funds) but not from reinvested dividends and capital gains.
***The Total stock Market Portfolio (Institutional Shares) reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.



Vanguard's Fees

Some of Vanguard's index portfolios charge a transaction fee on purchases of portfolio shares to offset the higher costs of trading certain securities, particularly small-company and international stocks. The transaction fee ensures that these higher costs are borne by the investors making the transactions -- and not by shareholders already in the portfolio.

   At Vanguard, all fees are paid directly to the portfolio itself (unlike a sales charge or load, which -- for many fund companies -- ends up in the pocket of the sponsor, adviser, or sales representative). Without transaction fees, an index portfolio would have trouble tracking its target index.

   The next tables illustrate the expenses that you can incur, outside of transaction and maintenance fees, as a shareholder in either of the Funds. These expenses are deducted from the Funds' income before it is paid to you. Expenses include investment advisory fees as well as fees for administering the Funds, providing services, and other activities. The expenses for Vanguard Institutional Index Fund; the Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios; and the Investor Shares of the Value Portfolio and the Growth Portfolio, as shown in the table, are based upon those incurred in the fiscal year ended December 31, 1997. The expenses shown for the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios (Institutional and Investor Shares), as well as for the Institutional Shares of the Value Portfolio and the Growth Portfolio, are estimates for their first full year of operations.


Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For instance, the Institutional Index Fund's (Institutional Shares) expense ratio in fiscal year 1997 was -%, or $- per $1,000 of average net assets. The average equity index fund had expenses in 1997 of -%, or $- per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

Fund Operating Expenses

Institutional Index Fund

--------------------------------------------------------------------------------------------
                                     Institutional Shares     Institutional Plus Shares
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                   -                            -
Investment Advisory Expenses:                None                         None
12b-1 Marketing Fees:                        None                         None
Other Expenses
   Marketing and Distribution
      Expenses:                               -                            -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                -                            -
--------------------------------------------------------------------------------------------
Total Other Expenses:                         -                            -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                        -                            -
============================================================================================


Index Trust -- Institutional Shares

--------------------------------------------------------------------------------------------
                                       Total Stock       Extended           MidCap
                                         Market           Market             Stock
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                -                -                 -
Investment Advisory Expenses:             None             None              None
12b-1 Marketing Fees:                     None             None              None
Other Expenses

--------------------------------------------------------------------------------------------
                                       Total Stock       Extended           MidCap
                                         Market           Market             Stock
--------------------------------------------------------------------------------------------
   Marketing and Distribution
      Expenses:                            -                -                 -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):             -                -                 -
--------------------------------------------------------------------------------------------
Total Other Expenses:                      -                -                 -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                     -                -                 -
============================================================================================


--------------------------------------------------------------------------------------------
                                        SmallCap                               SmallCap
                                          Stock              Value               Value
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                -                  -                   -
Investment Advisory Expenses:             None               None                None
12b-1 Marketing Fees:                     None               None                None
Other Expenses
   Marketing and Distribution
      Expenses:                            -                  -                   -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):             -                  -                   -
--------------------------------------------------------------------------------------------
Total Other Expenses:                      -                  -                   -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                     -                  -                   -
============================================================================================

--------------------------------------------------------------------------------------------
                                                                           SmallCap
                                                     Growth                 Growth
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                            -                      -
Investment Advisory Expenses:                         None                   None
12b-1 Marketing Fees:                                 None                   None
Other Expenses
   Marketing and Distribution
      Expenses:                                        -                      -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                         -                      -
--------------------------------------------------------------------------------------------
Total Other Expenses:                                  -                      -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                                 -                      -
============================================================================================


Index Trust -- Investor Shares

--------------------------------------------------------------------------------------------
                                           Total Stock       Extended            MidCap
                                             Market           Market              Stock
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                    -                -                  -
Investment Advisory Expenses:                 None             None               None
12b-1 Marketing Fees:                         None             None               None
Other Expenses

--------------------------------------------------------------------------------------------
                                           Total Stock       Extended            MidCap
                                             Market           Market              Stock
--------------------------------------------------------------------------------------------
   Marketing and Distribution
      Expenses:                                -                -                  -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                 -                -                  -
--------------------------------------------------------------------------------------------
Total Other Expenses:                          -                -                  -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                         -                -                  -
============================================================================================

--------------------------------------------------------------------------------------------
                                            SmallCap                            SmallCap
                                              Stock            Value              Value
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                    -                 -                 -
Investment Advisory Expenses:                 None              None              None
12b-1 Marketing Fees:                         None              None              None
Other Expenses
   Marketing and Distribution
      Expenses:                                -                 -                 -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                 -                 -                 -
--------------------------------------------------------------------------------------------
Total Other Expenses:                          -                 -                 -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                         -                 -                 -
============================================================================================

--------------------------------------------------------------------------------------------
                                                                               SmallCap
                                                           Growth               Growth
--------------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                                  -                     -
Investment Advisory Expenses:                               None                  None
12b-1 Marketing Fees:                                       None                  None
Other Expenses
   Marketing and Distribution
      Expenses:                                              -                     -
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                               -                     -
--------------------------------------------------------------------------------------------
Total Other Expenses:                                        -                     -
--------------------------------------------------------------------------------------------
   Total Operating Expenses
      (Expense Ratio):                                       -                     -
--------------------------------------------------------------------------------------------


   The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment in the Funds over various periods. These examples assume that (1) the Funds provide a return of 5% a year, and (2) you redeem your investment at the end of each period.

Institutional Index Fund

----------------------------------------------------------------------------------
                                     1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------------------------------
Institutional Shares                  $ -       $ -        $ -         $ -
Institutional Plus Shares             $ -       $ -        $ -         $ -
----------------------------------------------------------------------------------

Index Trust -- Institutional Shares

----------------------------------------------------------------------------------
 Portfolio                      1 Year     3 Years     5 Years    10 Years
----------------------------------------------------------------------------------
Total Stock Market               $ -        $ -         $ -         $ -
Extended Market                    -          -           -           -
MidCap Stock                       -          -           -           -
SmallCap Stock                     -          -           -           -
Value                              -          -           -           -
SmallCap Value Stock               -          -           -           -
Growth                             -          -           -           -
SmallCap Growth Stock              -          -           -           -
----------------------------------------------------------------------------------


Index Trust -- Investor Shares

----------------------------------------------------------------------------------
Portfolio                     1 Year      3 Years        5 Years       10 Years
----------------------------------------------------------------------------------
Total Stock Market             $  2         $  7           $12            $28
Extended Market                   8           13            19             37
MidCap Stock                      5           11            17             34
SmallCap Stock                    8           13            19             37
Value                             2            6            11             26
SmallCap Value Stock             10           15            21             39
Growth                            2            6            11             26
SmallCap Growth Stock            10           15            21             39
----------------------------------------------------------------------------------


These examples should not be considered to represent actual expenses or performance from the past or for the future, which may be higher or lower than those shown.


Financial Highlights

The following financial highlights tables show the results for a share outstanding of Vanguard Institutional Index Fund (Institutional Shares and Institutional Plus Shares), as well as an Institutional Share outstanding of the Total Stock Market, Extended Market, and Small Capitalization Stock Market Portfolios* for each of the last ten years ended December 31, 1997 (or each year since the Fund's or Portfolio's inception date). The tables also show the results for an Investor Share outstanding of the Total Stock Market, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios** for each of the last ten years ended December 31, 1997 (or each year since the Portfolio's inception date). The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the financial statements and accompanying notes of the Funds, which appear, along with the audit reports from Price Waterhouse, in the Funds' most recent annual reports to shareholders. The annual reports are incorporated by reference in the Statements of Additional Information and in this prospectus, and contain a more complete discussion of the Funds' performance. You may have the reports sent to you without charge by contacting Vanguard (see back cover).




*The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the Value and Growth Portfolios did not begin issuing Institutional Shares until March 30, 1998.

**The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.



                   How to Read the Financial Highlights Table

This explanation uses the Institutional Index Fund-Institutional Shares as an example. The Fund began fiscal 1997 with a net asset value (price) of $68.86 per share. During the year, the Fund earned $- per share from investment income (interest and dividends) and $- per share from investments that had appreciated in value or were sold for a price higher than the Fund paid for them. This resulted in total earnings of $- per share. Of those earnings, $- per share was returned to shareholders in distributions ($- in dividends, $- in capital gains). The earnings ($- per share) less distributions ($- per share) resulted in a share price of $- at the end of the fiscal year, an increase of $- per share (from $- at the start of the period to $- at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was -% for the year.

   As of December 31, 1997, the Fund had $- billion in net assets; an annualized expense ratio of -% ($- per $1,000 of net assets); and net investment income amounting to -% of its average net assets. It sold and replaced securities valued at -% of its total net assets.

------------------------------------------------------------------------------------------------------------------------
                                            INSTITUTIONAL INDEX FUND - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended December 31,
----------------------------------------------------------------------------------------------------------  7/31/90*-
                                               1997     1996     1995     1994     1993     1992     1991   12/31/90
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             -    $ 57.93   $43.22   $44.20   $41.45   $39.91   $31.62   $34.10
------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                           -       1.38     1.28     1.23     1.20     1.17     1.16      .52
 Net Realized and Unrealized Gain (Loss)
  on Investments                                 -      11.90    14.86     (.66)    2.92     1.79     8.35    (2.48)
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               -      13.28    16.14      .57     4.12     2.96     9.51    (1.96)
------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income            -      (1.36)   (1.27)   (1.21)   (1.19)   (1.17)   (1.16)    (.52)
 Distributions from Realized Capital Gains       -       (.99)    (.16)    (.34)    (.18)    (.25)    (.06)     --
------------------------------------------------------------------------------------------------------------------------
 Total Distributions                             -      (2.35)   (1.43)   (1.55)   (1.37)   (1.42)   (1.22)    (.52)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   -    $ 68.86   $57.93   $43.22   $44.20   $41.45   $39.91   $31.62
========================================================================================================================
Total Return                                     -      23.06%   37.60%    1.31%   10.02%    7.54%   30.34%   (5.74)%
========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)             -    $11,426   $6,674   $3,265   $3,103   $1,525   $1,069     $512
Ratio of Total Expenses to Average Net Assets    -       0.06%    0.06%    0.07%    0.07%    0.07%    0.08%    0.09%**
Ratio of Net Investment Income to
 Average Net Assets                              -       2.18%    2.49%    2.80%    2.72%    2.94%    3.15%    3.98%**
Portfolio Turnover Rate                          -          9%       4%+     23%+      4%+      9%+      4%       2%
Average Commission Rate Paid                     -    $ .0167      N/A      N/A      N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------------------------------------

 *Inception date.

**Annualized.

+ Portfolio turnover rates excluding in-kind redemptions were 4%, 19%, 3%, and 6%, respectively.

--------------------------------------------------------------------------------
                           INSTITUTIONAL INDEX FUND - INSTITUTIONAL PLUS SHARES
--------------------------------------------------------------------------------
                                                       7/7/97* -
                                                      12/31/97
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     -
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                   -
 Net Realized and Unrealized Gain (Loss)
  on Investments                                         -
--------------------------------------------------------------------------------
  Total from Investment Operations                       -
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                    -
 Distributions from Realized Capital Gains               -
--------------------------------------------------------------------------------
 Total Distributions                                     -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           -
================================================================================
Total Return                                             -
================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                     -
Ratio of Total Expenses to Average Net Assets            -
Ratio of Net Investment Income to
 Average Net Assets                                      -
Portfolio Turnover Rate                                  -
Average Commission Rate Paid                             -
--------------------------------------------------------------------------------

*Inception date.

--------------------------------------------------------------------------------
                            TOTAL STOCK MARKET PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                             7/7/97* -
                                                            12/31/97
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           -
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                         -
 Net Realized and Unrealized Gain (Loss)
  on Investments                                               -
--------------------------------------------------------------------------------
  Total from Investment Operations                             -
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                          -
 Distributions from Realized Capital Gains                     -
--------------------------------------------------------------------------------
 Total Distributions                                           -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                 -
================================================================================
Total Return                                                   -
================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                           -
Ratio of Total Expenses to Average Net Assets                  -
Ratio of Net Investment Income to
 Average Net Assets                                            -
Portfolio Turnover Rate                                        -
Average Commission Rate Paid                                   -
--------------------------------------------------------------------------------

*Inception date.

--------------------------------------------------------------------------------
                                EXTENDED MARKET PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                               7/7/97* -
                                                               12/31/97
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             -
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                           -
 Net Realized and Unrealized Gain (Loss)
  on Investments                                                 -
--------------------------------------------------------------------------------
  Total from Investment Operations                               -
--------------------------------------------------------------------------------
Distributions

--------------------------------------------------------------------------------
                                EXTENDED MARKET PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                               7/7/97* -
                                                               12/31/97
--------------------------------------------------------------------------------
 Dividends from Net Investment Income                            -
 Distributions from Realized Capital Gains                       -
--------------------------------------------------------------------------------
 Total Distributions                                             -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                   -
================================================================================
Total Return**                                                   -
================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                             -
Ratio of Total Expenses to Average Net Assets                    -
Ratio of Net Investment Income to
 Average Net Assets                                              -
Portfolio Turnover Rate                                          -
Average Commission Rate Paid                                     -
--------------------------------------------------------------------------------

*Inception date.

**Total return figures do not reflect transaction fees on purchases (0.5% until November 3, 1997; 0.25% thereafter).

---------------------------------------------------------------------------------------------------
                                   SMALL CAPITALIZATION STOCK PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------
                                                                                 7/7/97* -
                                                                                 12/31/97
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                -
---------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                                              -
 Net Realized and Unrealized Gain (Loss)
  on Investments                                                                    -
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                  -
---------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                                               -
 Distributions from Realized Capital Gains                                          -
---------------------------------------------------------------------------------------------------
 Total Distributions                                                                -
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                      -
===================================================================================================
Total Return**                                                                      -
===================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                                                -
Ratio of Total Expenses to Average Net Assets                                       -
Ratio of Net Investment Income to
 Average Net Assets                                                                 -
Portfolio Turnover Rate                                                             -
Average Commission Rate Paid                                                        -
---------------------------------------------------------------------------------------------------

*Inception date.

**Total return figures do not reflect the 0.5% transaction fee on purchases.

---------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL STOCK MARKET PORTFOLIO - INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended December 31,                3/16/92* -
---------------------------------------------------------------------------------------------------------------------------
                                                          1997     1996     1995     1994     1993     12/31/92
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       -      $15.04   $11.37   $11.69   $10.84     $10.00
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                     -         .29      .29      .27      .26        .23
 Net Realized and Unrealized Gain (Loss) on Investments    -        2.84     3.75     (.29)     .88        .84
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         -        3.13     4.04     (.02)    1.14       1.07
---------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                      -        (.29)    (.28)    (.27)    (.26)      (.23)
 Distributions from Realized Capital Gains                 -        (.11)    (.09)    (.03)    (.03)       --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      -        (.40)    (.37)    (.30)    (.29)      (.23)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             -      $17.77   $15.04   $11.37   $11.69     $10.84
===========================================================================================================================
Total Return**                                             -       20.96%   35.79%   -0.17%   10.62%     10.41%
===========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                       -      $3,531   $1,571     $786     $512       $275
Ratio of Total Expenses to Average Net Assets              -        0.22%    0.25%    0.20%    0.20%      0.21%+
Ratio of Net Investment Income to Average Net Assets       -        1.86%    2.14%    2.35%    2.31%      2.42%+
Portfolio Turnover Rate                                    -           3%       3%       2%       1%         3%
Average Commission Rate Paid                               -      $.0216      N/A      N/A      N/A        N/A
---------------------------------------------------------------------------------------------------------------------------

 *  Inception date.

** Total return figures do not reflect the 0.25% transaction fee on purchases through 1995. Subscription period for the Portfolio was March 16 to April 26, 1992, during which time all assets were held in money market instruments. Performance measurement began April 27, 1992.

 +  Annualized.

------------------------------------------------------------------------------------------------------------------------------
                               EXTENDED MARKET PORTFOLIO - INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------
                                           Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------
                                   1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                 -     $24.07   $18.52   $19.43   $17.35   $15.82   $11.48   $13.92   $11.60   $ 9.99
------------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income               -        .34      .30      .28      .23      .24      .25      .30      .26      .34
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                     -       3.85     5.95     (.62)    2.28     1.72     4.54    (2.25)    2.52     1.63
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment
   Operations                        -       4.19     6.25     (.34)    2.51     1.96     4.79    (1.95)    2.78     1.97
------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net
  Investment Income                  -       (.34)    (.30)    (.28)    (.23)    (.25)    (.25)    (.33)    (.23)    (.20)
 Distributions from
  Realized Capital Gains             -      (1.72)    (.40)    (.29)    (.20)    (.18)    (.20)    (.16)    (.23)    (.16)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                -      (2.06)    (.70)    (.57)    (.43)    (.43)    (.45)    (.49)    (.46)    (.36)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                       -     $26.20   $24.07   $18.52   $19.43   $17.35   $15.82   $11.48   $13.92   $11.60
==============================================================================================================================
Total Return*                        -      17.65%   33.80%   -1.76%   14.49%   12.47%   41.85%  -14.05%   24.10%   19.75%
==============================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
 Period (Millions)                   -     $2,099   $1,523   $  967   $  928   $  585   $  372   $  179   $  147   $   35
Ratio of Total Expenses to
 Average Net Assets                  -       0.25%    0.25%    0.20%    0.20%    0.20%    0.19%    0.23%    0.23%    0.24%
Ratio of Net Investment
 Income to Average
 Net Assets                          -       1.42%    1.51%    1.51%    1.48%    1.73%    2.14%    2.68%    2.92%    2.90%
Portfolio Turnover Rate              -         22%      15%      19%      13%       9%      11%       9%      14%      26%
Average Commission Rate Paid         -     $.0235      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect transaction fees on purchases (0.5% in
 1995, 1996, and the 1997 period; 1% in 1992 through 1994). (Note: The transaction fee on purchases was reduced to 0.25% as of November 3, 1997.)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                      SMALL CAPITALIZATION STOCK PORTFOLIO - INVESTOR SHARES*
---------------------------------------------------------------------------------------------------------------
                                                                      Year Ended
                                                                      December 31,
-------------------------------------------------------------------------------------   2/1/94-   10/1/93-
                                                            1997      1996      1995   12/31/94    1/31/94
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          -     $18.61    $14.99     $16.24     $16.23
---------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                        -        .26       .24        .20        .05
 Net Realized and Unrealized Gain (Loss) on Investments       -       3.07      4.06       (.86)       .96
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              -       3.33      4.30       (.66)      1.01
---------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                         -       (.27)     (.23)      (.22)      (.18)
 Distributions from Realized Capital Gains                    -      (1.44)     (.45)      (.37)      (.82)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                           -      (1.71)     (.68)      (.59)     (1.00)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                -     $20.23    $18.61     $14.99     $16.24
===============================================================================================================
Total Return**                                                -      18.12%    28.74%     -4.00%      6.65%
===============================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                          -     $1,713    $  971     $  605     $  533
Ratio of Total Expenses to Average Net Assets                 -       0.25%     0.25%      0.17%+     0.18%+
Ratio of Net Investment Income to Average Net Assets          -       1.51%     1.58%      1.50%+     1.16%+
Portfolio Turnover Rate                                       -         28%       28%        25%+        5%+
Average Commission Rate Paid                                  -     $.0245       N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------


 * Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

** Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996).

+Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                           SMALL CAPITALIZATION STOCK PORTFOLIO - INVESTOR SHARES*
                                                                (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                         Year Ended September 30,
-------------------------------------------------------------------------------------------------------------------------
                                                                1993      1992     1991     1990++    1989      1988
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $12.63    $12.03   $ 8.55   $11.88    $11.96    $15.73
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                           .20       .19      .20      .17       .10       .03
 Net Realized and Unrealized Gain (Loss) on Investments         3.73       .88     3.60    (3.46)     2.13     (2.59)
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              3.93      1.07     3.80    (3.29)     2.23     (2.56)
-------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                           (.18)     (.18)    (.18)    (.04)     (.14)      --

 Distributions from Realized Capital Gains                      (.15)     (.29)    (.14)     --      (2.17)    (1.21)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                           (.33)     (.47)    (.32)    (.04)    (2.31)    (1.21)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $16.23    $12.63   $12.03   $ 8.55    $11.88    $11.96
=========================================================================================================================
Total Return**                                                 31.60%     9.34%   45.91%  -27.73%    18.83%   -14.30%
=========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                          $  432    $  202   $  111   $   40    $   20    $   27
Ratio of Total Expenses to Average Net Assets                   0.18%     0.18%    0.21%    0.31%     1.00%     0.95%
Ratio of Net Investment Income to Average Net Assets            1.47%     1.65%    2.11%    1.91%     0.65%     0.24%
Portfolio Turnover Rate                                           26%       26%      33%      40%      160%       68%
Average Commission Rate Paid                                     N/A       N/A      N/A      N/A       N/A       N/A
-------------------------------------------------------------------------------------------------------------------------

* Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

** Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996).

++ Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.

-------------------------------------------------------------------------------------------------------------------------
                                                    VALUE PORTFOLIO - INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended December 31,
---------------------------------------------------------------------------------------------------------   11/2/92*-
                                                            1997      1996      1995      1994      1993    12/31/92
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           -    $14.79    $11.12    $11.74    $10.30      $10.00
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                         -       .37       .41       .38       .38         .07
 Net Realized and Unrealized Gain (Loss) on Investments        -      2.81      3.66      (.46)     1.50         .30
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             -      3.18      4.07      (.08)     1.88         .37
-------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                          -      (.38)     (.40)     (.38)     (.38)       (.07)
 Distributions from Realized Capital Gains                     -      (.57)      --       (.16)     (.06)        --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          -      (.95)     (.40)     (.54)     (.44)       (.07)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 -    $17.02    $14.79    $11.12    $11.74      $10.30
=========================================================================================================================
Total Return                                                   -     21.86%    36.94%    -0.73%    18.35%       3.70%
=========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                           -    $1,016    $  496    $  297    $  190      $   24
Ratio of Total Expenses to Average Net Assets                  -      0.20%     0.20%     0.20%     0.20%          0%**
Ratio of Net Investment Income to Average Net Assets           -      2.54%     3.06%     3.37%     3.26%       3.46%**
Portfolio Turnover Rate                                        -        29%       27%       32%       30%          4%
Average Commission Rate Paid                                   -    $.0188       N/A       N/A       N/A         N/A
-------------------------------------------------------------------------------------------------------------------------

*  Inception date.
** Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                              GROWTH PORTFOLIO - INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended December 31,
---------------------------------------------------------------------------------------------------------   11/2/92*-
                                                           1997       1996      1995      1994      1993    12/31/92
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          -     $13.97    $10.28    $10.20    $10.26     $10.00
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                        -        .22       .21       .21       .21        .06
 Net Realized and Unrealized Gain (Loss) on Investments       -       3.07      3.68       .08      (.06)       .26
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            -       3.29      3.89       .29       .15        .32
-------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                         -       (.22)     (.20)     (.21)     (.21)      (.06)
 Distributions from Realized Capital Gains                    -       (.14)      --        --         --        --
-------------------------------------------------------------------------------------------------------------------------

 Total Distributions                                          -       (.36)     (.20)     (.21)     (.21)      (.06)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                -     $16.90    $13.97    $10.28    $10.20     $10.26
=========================================================================================================================
Total Return                                                  -      23.74%    38.06%     2.89%     1.53%      3.19%
=========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                          -     $  787    $  271    $   86    $   51     $   21
Ratio of Total Expenses to Average Net Assets                 -       0.20%     0.20%     0.20%     0.20%         0%**
Ratio of Net Investment Income to Average Net Assets          -       1.57%     1.71%     2.08%     2.10%      2.85%**
Portfolio Turnover Rate                                       -         29%       24%       28%       36%         2%
Average Commission Rate Paid                                  -     $.0183       N/A       N/A       N/A        N/A
-------------------------------------------------------------------------------------------------------------------------


*  Inception date.

** Annualized.

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.



A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Institutional Index Fund or the Portfolios of Vanguard Index Trust. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in the Funds, you should take into account your personal tolerance for the daily fluctuations of the stock market. Remember, too, that each Fund seeks to match a different stock market index; therefore, investment risk will vary from one investment to another.

         Look for this "warning flag" symbol         throughout the prospectus.
It is used to mark detailed information about each type of risk that you, as a shareholder of the Funds would confront.



The Funds' Objective

Each of the Funds seeks to match, as closely as possible, the performance of a specific stock market index. This objective is fundamental, which means that it cannot be changed unless a majority of Fund shareholders vote to do so.


Indexes

An index is a group of securities whose overall performance is used as a standard to measure investment performance.

      Because of the several types of risk described on the following pages, your investment in the Funds, as with any investment in common stocks, could lose money.

   The Institutional Index Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

   The Total Stock Market Portfolio seeks to parallel the performance of the Wilshire 5000 Equity Index, which consists of all of the U.S. stocks regularly traded on the New York and American Stock Exchanges and in the Nasdaq over-the-counter market.

   The Extended Market Portfolio seeks to track the performance of the Wilshire 4500 Equity Index, a broadly diversified index of stocks of medium-size and small U.S. companies (none of which is included in the S&P 500 Index).

   The Mid Capitalization Stock Portfolio seeks to parallel the performance of the Standard & Poor's MidCap 400 Index, which comprises a market-weighted group of medium-sized U.S. companies.

   The Small Capitalization Stock Portfolio seeks to match the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

   The Value Portfolio seeks to replicate the performance of the Standard & Poor's/BARRA Value Index, which includes those stocks of the S&P 500 Index that offer higher-than-average dividend yields and are often considered out of favor with investors.

   The Small Capitalization Value Stock Portfolio seeks to replicate the performance of the Standard & Poor's/BARRA 600 Value Index, which includes those stocks of the S&P SmallCap 600 Index that are often considered out of favor with investors.

   The Growth Portfolio seeks to parallel the performance of the Standard & Poor's/BARRA Growth Index, which is made up of those stocks of the S&P 500 Index with lower-than-average dividend yields and higher-than-average price/earnings and price/book ratios.

   The Small Capitalization Growth Stock Portfolio seeks to track the performance of the Standard & Poor's/BARRA 600 Growth Index, which includes those stocks of the S&P SmallCap 600 Index with higher-than-average price/earnings and price/book ratios.


Value Funds and
Growth Funds

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns as capital gains, which may be taxed at lower rates than dividend income.

      An index fund has operating expenses; a market index does not. Therefore, an index fund -- while expected to track its target index as closely as possible -- will not be able to match the performance of the index exactly.

   Neither Vanguard Institutional Index Fund nor any of the Portfolios of Vanguard Index Trust are sponsored, sold, promoted, or endorsed by Standard & Poor's Corporation, BARRA Associates, Wilshire Associates, or the Frank Russell Company.

Who Should Invest

Vanguard Institutional Index Fund, or any of the Portfolios of Vanguard Index Trust, may be a suitable investment for you if you are looking for a U.S. stock portfolio that follows a simple, cost-effective index-matching strategy and, in doing so, provides the potential for growth in the value of your investment over the long term. However, one investment may more closely meet your investment objectives than the others.

   For instance, the Total Stock Market Portfolio may be suitable for you if:

- You are looking for an investment that reflects the performance of the entire U.S. stock market.

- You are seeking some dividend income.

  The Institutional Index Fund and the Value Portfolio may be suitable for you if:

- You want to invest in large companies.

- You are seeking some dividend income.

   The Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios may be suitable for you if:

- You want to focus on the stocks of medium-sized and/or small companies.

- You can accept greater share-price volatility than Vanguard Institutional Index Fund and the other Trust Portfolios tend to experience.

  The Small Capitalization Value Stock Portfolio may be suitable for you if:

- You are seeking exposure to the stocks of small companies that are often considered out of favor in the market.

Investing for the Long Term

The Funds are intended to be long-term investment vehicles; none are designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

- You are comfortable with a higher level of share-price volatility than that experienced by Vanguard Institutional Index Fund and the other Trust Portfolios.

- You are willing to forgo dividend income.

  The Growth Portfolio may be suitable for you if:

- You want to invest in large companies, but you are not seeking dividend income.

- You are looking for more growth potential than the Institutional Index Fund and the Value Portfolio offer -- and are willing to accept greater fluctuations in share price.

  The Small Capitalization Growth Stock Portfolio may be suitable for you if:

- You want to focus on small-company stocks.

- You are seeking a portfolio of stocks considered to have higher-than-average price/earnings and price/book ratios.

- You are willing to accept a high level of share-price fluctuation.

Neither of the Funds would be an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Funds have adopted the following policies:

- The Funds reserve the right to reject any purchase request into the Funds -- including exchanges from other Vanguard funds -- that they regard as disruptive to the efficient management of the Funds.

   The Funds may exercise this right because of the timing of the investment or because of a history of excessive trading by the investor.

- Five of Vanguard Index Trust's Portfolios (Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock) charge a transaction fee on purchases.

- There is a limit on the number of times you can exchange into or out of the Funds (see "Exchanges" in the INVESTING WITH VANGUARD SECTION).

-  The Funds reserve the right to stop offering shares at any time.


Costs and Market Timing

Some investors try to profit from a strategy called "market-timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Funds discourage short-term trading by, among other things, closely monitoring daily transactions.


Investment Strategy

This section explains how the investment adviser to the Funds pursues the objective of matching the performance of specific stock indexes. It also explains the market and objective risks faced by the Funds' shareholders. Unlike the investment objective of the Funds, the adviser's investment strategy is not fundamental and can be changed by the Funds' Board of Trustees without shareholder approval. However, before making any important change in their strategy, the Funds will give shareholders 30 days' notice, in writing.

Market Exposure

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks.

      The Funds are subject to market risk, which is the possibility that stock prices overall will decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the S&P 500 Index, which -- in addition to being the target index for the Institutional Index Fund -- is a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between the best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
U.S. Stock Market Returns (1926 - 1996)
--------------------------------------------------------------------------------
                  1 Year        5 Years        10 Years        20 Years
--------------------------------------------------------------------------------
Best                53.9%          23.9%           20.1%           16.9%

Worst              -43.3          -12.5            -0.9             3.1
Average             12.7           10.4            10.8            10.8
--------------------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or the Funds in particular.

   Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, the mid- and small-cap stocks of the Wilshire 4500, S&P MidCap 400, and Russell 2000 Indexes (the target indexes for the Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios, respectively) have been more volatile than -- and at times have performed quite differently from -- the large-cap stocks of the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.

   Even indexes that are subsets of the S&P 500 Index -- such as the S&P/BARRA Value Index, the S&P/BARRA Growth Index, the S&P/BARRA 600 Value Index, and the S&P/BARRA 600 Growth Index (the target indexes for the Value, Growth, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios, respectively) -- will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index and the S&P/BARRA 600 Value Index have been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P/BARRA Growth Index and the S&P/BARRA 600 Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential to be more volatile than the broader market.


Large-Cap, Mid-Cap, and Small-Cap Stocks

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

      The Funds are subject, in varying degrees, to objective risk, which is the possibility that returns from a specific type of stock (for instance, small-cap or value) will trail returns from the overall stock market. Each type of stock tends to go through cycles of outperformance and underperformance in comparison to the stock market in general. These periods have, in the past, lasted for as long as several years.


Active Versus Passive Management

Vanguard index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, each "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction -- up or down -- as its target index); and low cost (index funds do not have many of the expenses of an actively managed fund -- such as research -- and their relatively low turnover of securities helps keep brokerage commissions to a minimum).

Security Selection

The Funds employ a "passively managed" investment approach to implement their indexing strategies. Vanguard Core Management Group, adviser to the Funds creates a mix of securities that will match the performance of a benchmark index.

   Vanguard Institutional Index Fund and the Mid Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock Portfolios hold each stock found in their respective indexes in roughly the same proportions as represented in the indexes themselves. For example, if a particular company made up 5% of the assets in the S&P 500 Index, the Fund would try to invest the same percentage of its assets in that company.

   The Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios use a different selection process. Because it would be very expensive to hold all of the stocks in each Portfolio's target index (the Total Stock Market Portfolio's target index, for example, includes more than 7,300 stocks), these three Portfolios employ a "sampling" technique. Using a sophisticated computer program, each Portfolio selects stocks that will recreate its target index in terms of industry, size, and other characteristics (such as projected earnings, financial strength, and debt). For instance, if 10% of the Wilshire 4500 Index were made up of utility stocks, the Extended Market Portfolio would invest 10% of its assets in utility stocks with similar characteristics to the Wilshire group.

   The following tables show the number of stocks generally held by Vanguard Institutional Index Fund and the Total Stock Market, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998. (Note: Numbers for the Fund apply to both Institutional and Institutional Plus Shares; numbers for the Trust's Portfolios apply to both Institutional and Investor Shares, except for the Value and Growth Portfolios, which did not begin issuing Institutional Shares until March 30, 1998.)

                       Institutional Index Fund

              Number of                     Number of Stocks
              Stocks Held                   in Target Index

                 -                               -

                             Index Trust

--------------------------------------------------------------------------------
                            Number of             Number of Stocks
Portfolio                   Stocks Held           in Target Index
--------------------------------------------------------------------------------
Total Stock Market          -                     -
Extended Market             -                     -
MidCap Stock                N/A                   -
SmallCap Stock              -                     -
Value                       -                     -
SmallCap Value Stock        N/A                   -
Growth                      -                     -
SmallCap Growth Stock       N/A                   -
--------------------------------------------------------------------------------

   The top ten holdings for Vanguard Institutional Index Fund and the Total Stock Market, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997, follow. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998. (Note: Holdings for Vanguard Institutional Index Fund apply to both Institutional and Institutional Plus Shares; holdings for Vanguard Index Trust's Portfolios apply to both Institutional and Investor Shares, except for the Value and Growth Portfolios, which did not begin issuing Institutional Shares until March 30, 1998.)


Portfolio Diversification

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

Institutional Index Fund                           Total Stock Market Portfolio
  1.           -                                    1. General Electric Co.
  2.           -                                    2. The Coca-Cola Co.
  3.           -                                    3. Exxon Corp.
  4.           -                                    4. Microsoft Corp.
  5.           -                                    5. Merck & Co., Inc.
  6.           -                                    6. Intel Corp.
  7.           -                                    7. Philip Morris Cos., Inc.
  8.           -                                    8. Procter & Gamble Co.
  9.           -                                    9. International Business
 10.           -                                       Machines Corp.
  -% of the Portfolio's total net assets.          10. Johnson & Johnson
                                                   14% of the Portfolio's total
                                                       net assets.

Extended Market Portfolio                          SmallCap Stock Portfolio
  1. Berkshire Hathaway                             1. Keystone Financial, Inc.
  2. Electronic Data Systems                        2. Stratus Computer, Inc.
  3. Rhone-Poulenc Rorer, Inc.                      3. Dauphin Deposit Bank
  4. Carnival Corp. Class A                            & Trust
  5. Safeway, Inc.                                  4. Federal-Mogul Corp.
  6. Franklin Resources Corp.                       5. United Carolina Bancshare

  7. RJR Nabisco Holdings Corp.                     6. Citrix Systems, Inc.
  8. The Coca-Cola Co.                              7. Hawaiian Electric
  9. Republic Industries, Inc.                         Industries, Inc.
 10. Washington Mutual, Inc.                        8. Pier 1 Imports, Inc.
  6% of the Portfolio's total net assets.           9. AmeriSource Health Corp.
                                                   10. CCB Financial Corp.
                                                    2% of the Portfolio's total
                                                       net assets.

Value Portfolio                                   Growth Portfolio
  1. Exxon Corp.                                    1. General Electric Co.
  2. Royal Dutch Petroleum Co.                      2. The Coca-Cola Co.
  3. International Business                         3. Microsoft Corp.
     Machines Corp.                                 4. Merck & Co., Inc.
  4. AT&T Corp.                                     5. Intel Corp.
  5. Hewlett-Packard Co.                            6. Philip Morris Cos., Inc.
  6. Citicorp                                       7. Procter & Gamble Co.
  7. Mobil Corp.                                    8. Johnson & Johnson
  8. The Walt Disney Co.                            9. Bristol-Myers Squibb Co.
  9. Chevron Corp.                                 10. Wal-Mart Stores, Inc.
 10. NationsBank Corp.                             35% of the Portfolio's total
 22% of the Portfolio's total net assets.              net assets.

   Keep in mind that, because the makeup of the Funds changes daily, these listings are only "snapshots" at one point in time. Note, too, that portfolios that track indexes comprising a relatively small number of securities tend to be less diversified than portfolios whose target indexes contain thousands of securities. For instance, the Growth Portfolio, which seeks to parallel an index of about 150 stocks, has far more of its assets invested in its top ten holdings (35%) than the Total Stock Market Portfolio (14%), which seeks to track a much larger universe of more than 7,300 stocks. This means that the Growth Portfolio stands a greater chance than the Total Stock Market Portfolio of being hurt by the poor performance of a single stock.

Portfolio Turnover

Although the Funds seek to invest for the long term, they retain the right to sell any security at any time. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the turnover rates for the Funds are expected to remain extremely low. Averages for Vanguard Institutional Index Fund (Institutional Shares), for example, have ranged from 1% to 3% over the past five years. (A turnover rate of 100% would occur if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)


Portfolio Turnover

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic index funds investing in common stocks is roughly 20%; for all domestic stock funds, the average turnover rate is 79%.


Investment Policies

Besides investing in the stocks found in their respective target indexes, the Funds may follow a number of other investment policies to achieve their objectives.

      The Funds reserve the right to invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives.


Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). For instance, futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can be easily bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

   Losses (or gains) involving futures contracts can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Funds. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset).

   For this reason, the Funds will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Funds will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of the Funds' assets -- 5% -- may be applied toward the deposits required on such contracts, and the value of all such contracts in which either of the Funds acquires an interest cannot exceed 20% of the Fund's total assets.

   The reasons for which the Funds may use futures, options, warrants, convertible securities, and swap agreements are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Funds' transaction costs by buying futures instead of actual stocks when futures are cheaper.

- To add value to the Funds by buying futures instead of actual stocks when futures are cheaper.

Cash Reserves

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep at least a small percentage of assets in cash reserves to accommodate shareholder redemptions. While some funds, like index funds, strive to keep cash reserve levels at a minimum and to always remain fully invested in stocks, others allow investment advisers to hold up to 20% of a fund's assets in cash reserves.


Investment Limitations

To reduce risk and maintain diversification, the Funds have adopted limits on some of their investment policies. Specifically, none of the Funds will:

-  Invest more than 25% of its assets in any one industry.

- Borrow money in an amount that is more than 15% of its assets. If borrowing exceeds 5%, the Funds will not make any additional investments.
   With respect to 75% of its assets, none of the Funds will:

-  Invest more than 5% in the outstanding securities of any one company.

-  Buy more than 10% of the outstanding voting securities of any company.

   The limitations listed in this prospectus and in the Statements of Additional Information are fundamental and may be changed only by approval of a majority of the Funds' shareholders.


Investment Performance

The performance of the Funds is expected to mirror the performance of a specific U.S. stock market segment (or, in the case of the Total Stock Market Portfolio, the entire stock market). Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


Average Annual Total Returns -- Institutional Shares
Periods Ended December 31, 1997
                                     1 Year        5 Years          10 Years
-------------------------------------------------------------------------------
Institutional Index Fund --
  Institutional Shares                -%              -%                -%*
-------------------------------------------------------------------------------
Institutional Index Fund --
   Institutional Plus Shares          -*             --                --
-------------------------------------------------------------------------------
Total Stock Market                    -*             --                --
Wilshire 5000 Index                   -*             --                --
-------------------------------------------------------------------------------
Extended Market**                     -*             --                --
Wilshire 4500 Index                   -*             --                --
-------------------------------------------------------------------------------
SmallCap Stock**                      -*             --                --
Russell 2000 Index                    -*             --                --
-------------------------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.; the Value and Growth Portfolios did not begin offering Institutional Shares until March 30, 1998.

*  Since inception; see pages 2 and 3.

** Does not include transaction fee; see pages 2 and 3.


Average Annual Total Returns -- Investor Shares
Periods Ended December 31, 1997
                                    1 Year        5 Years         10 Years
-------------------------------------------------------------------------------
Total Stock Market                    -%             -%              -%*
Wilshire 5000 Index                   -              -               -*
-------------------------------------------------------------------------------
Extended Market**                     -              -               -
Wilshire 4500 Index                   -              -               -
-------------------------------------------------------------------------------
SmallCap Stock**                      -              -               -
Russell 2000 Index                    -              -               -
-------------------------------------------------------------------------------
Value                                 -              -               -*
S&P/BARRA Value Index                 -              -               -*
-------------------------------------------------------------------------------
Growth                                -              -               -*
S&P/BARRA Growth Index                -              -               -*
-------------------------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998.

*  Since inception; see pages 2 and 3.

** Does not include transaction fee; see pages 2 and 3.

Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

   The results shown represent the "average annual total return" performance of Vanguard Institutional Index Fund (Institutional and Institutional Plus Shares) and of each Portfolio of Vanguard Index Trust (Institutional and Investor Shares), which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the appropriate unmanaged benchmark index. The Portfolios' returns are not adjusted for the purchase fee for the Extended Market and Small Capitalization Stock Portfolios, or the for purchase fee for the Total Stock Market Portfolio that was eliminated at year-end 1995, nor has an allowance been made for federal, state, or local income taxes that shareholders must pay on a current basis. Note also that the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the Value and Growth Portfolios did not begin offering Institutional Shares until March 30, 1998.


Share Price

The share price of the Funds, called the net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share for each of the Funds is calculated by adding up the total assets of the Funds, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                Net Asset Value =            Total Assets - Liabilities
                                            ----------------------------
                                            Number of Shares Outstanding

   The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of each of the Funds shares you own, gives you the dollar amount you would have received had you sold your shares back to the Fund that day.

   The share price of the Funds can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Index Funds. Different newspapers use different abbreviations for the Funds, but the most common are:
InstIdx, InstPlus, TotStIst, ExtenIst, MidCapIst, SmCapIst, ValIst, SmValIst, GroIst, and SmGroIst (for Institutional Shares); and TotSt, Exten, MidCap, SmCap, Value, SmValue, Growth, and SmGrowth (for Investor Shares).


Dividends, Capital Gains, and Taxes

Each March, June, September, and December, Vanguard Institutional Index Fund and the Total Stock Market, Value, and Growth Portfolios of Vanguard Index Trust distribute virtually all of their income from interest and dividends to their shareholders; the Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios of Vanguard Index Trust distribute their income in December. The Funds distribute any capital gains realized from the sale of securities in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gain distributions at some other time during the year. Keep in mind that index portfolios tend to provide less in capital gain distributions than actively managed funds generally do.

Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gain distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for less than or more than one year.

   You can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Funds. If you choose to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

   Both dividend and capital gain distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Funds. You should consult your own tax adviser about other tax consequences of an investment in the Funds.


The Funds and Vanguard

Vanguard Institutional Index Fund and Vanguard Index Trust are members of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $310 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Trustees and officers of the Funds, and their present positions and principal occupations during the past five years, can be found in the Statements of Additional Information.


Vanguard's Unique
Corporate Structure

The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


Investment Adviser


Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services to the Funds.

   Under the terms of an advisory agreement, Vanguard pays for all of Vanguard Institutional Index Fund's expenses (except taxes and brokerage commissions). In exchange, the Fund pays Vanguard a quarterly advisory fee of 0.02% that is based on average daily net assets of the Fund for the quarter. In addition, the Fund pays Vanguard a fee of 0.04% for shareholder services related to the Institutional Shares, and a fee of 0.005% for shareholder services related to the Institutional Plus Shares. (The Institutional Shares and Institutional Plus Shares each bear their own expenses for shareholder services.)

   Each of Vanguard Index Trust's Portfolios receives advisory services from Vanguard on an at-cost basis. For the fiscal year ended December 31, 1997, the
Institutional Shares of the Portfolios paid a total of $             in
investment advisory expenses. (The Total Stock Market Portfolio paid $-, the Extended Market Portfolio paid $-, and the Small Capitalization Stock Portfolio paid $-.) For the fiscal year ended December 31, 1997, the Investor Shares of
the Portfolios paid a total of $             in investment advisory expenses.
(The Stock Market Portfolio paid $-, the Extended Market Portfolio paid $-, the Small Capitalization Stock Portfolio paid $-, the Value Portfolio paid $-, and the Growth Portfolio paid $-.) (Note: the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the

Value and Growth Portfolios did not begin offering Institutional Shares until March 30, 1998.)

   The Group is authorized to choose brokers or dealers to handle the purchase and sale of the Funds' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. However, the Group will not pay higher commissions specifically for the purpose of obtaining research services. The Funds may direct the Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.

The Funds' Adviser

Vanguard Core Management Group provides investment advisory services to many Vanguard funds; as of December 31, 1997, the Group managed more than $__ billion in total assets. The individual primarily responsible for overseeing the Funds' investments is:

   George U. Sauter, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987, including primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College, M.B.A., University of Chicago.


General Information

Vanguard Institutional Index Fund is organized as a Pennsylvania business trust. The Fund offers two separate classes of shares: Institutional Shares and Institutional Plus Shares. The Institutional Shares are available to investors who meet the $10 million investment minimum and may require special employee benefit plan services. The Institutional Plus Shares are available to investors who meet the $200 million investment minimum and do not require special employee benefit plan services.

   Vanguard Index Trust is organized as a Pennsylvania business trust. The Trust offers two separate classes of shares: Institutional Shares and Investor Shares. The Institutional Shares are available to investors who meet the $10 million investment minimum. The Investor Shares are available to investors who meet the $3,000 investment minimum (these shares are offered by a separate prospectus).

   Shareholders of the Funds have rights and privileges similar to those enjoyed by other trust shareholders. For example, shareholders will not be responsible for any liabilities of the Funds. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each of the Funds shares outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Funds except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a trustee if the holders of at least 10% of the Fund's shares request a meeting in writing.

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Funds or any member of the public regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE FUNDS, OR ANY PERSON OR ANY ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P's only relationship to the Funds is the licensing of the S&P marks and S&P 500, which is determined, composed and calculated by S&P without regard to the Funds. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

The Funds described in this prospectus are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect any of the Funds as an investment option.

- If you have any questions about the Funds, or Vanguard, including the Funds' investment objective, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Funds' shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Funds and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any of the Funds during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Funds, or a series of movements between Vanguard funds. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

    Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

MANDATORY CONVERSION TO INSTITUTIONAL SHARES OR INVESTOR SHARES

Vanguard Institutional Index Fund reserves the right to convert an investor's Institutional Plus Shares into the Institutional Shares of the Fund if the investor's account balance falls below $200 million. The Total Stock Market, Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock Portfolios each reserves the right to convert an investor's Institutional Shares into the Investor Shares of the same Portfolio if the investor's account balance falls below $10 million. Any such conversion will be preceded by written notice to the investor. There will be no portfolio transaction fee imposed on share class conversions.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about the Funds, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

    If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold



                                       --
will be the Funds' next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).

    Vanguard must consider the interests of all of the Funds' shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the Funds' operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-   Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB

www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


                                       --

Glossary of Investment Terms

Active Management
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gain Distribution
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Dollar-Cost Averaging
Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

Index
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

Investment Adviser
An organization that makes the day-to-day decisions regarding a portfolio's investments.

Mutual Fund
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Passive Management
A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.

Portfolio Diversification
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

Price/Earnings (P/E) Ratio
The current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal
The amount of your own money you put into an investment.

Securities
Stocks, bonds, and other investment vehicles.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       Institutional Division
                                                       Post Office Box 2900
                                                       Valley Forge, PA 19482


FOR PARTICIPANTS IN                        FOR OTHER INSTITUTIONAL                 ELECTRONIC ACCESS TO THE
EMPLOYER-SPONSORED PLANS                   INVESTORS                               VANGUARD MUTUAL FUND
                                           1-800-523-1036                          EDUCATION AND INFORMATION
PARTICIPANT SERVICES CENTER                For information on Vanguard             CENTER
1-800-523-1188                             funds and services                      World Wide Web
TEXT TELEPHONE:                                                                    www.vanguard.com
1-800-523-8004
For information on the                                                             E-mail
Vanguard funds in your plan,                                                       online@vanguard.com
Monday through Friday
8:30 a.m. to 9 p.m.,
Eastern time







                                                                                   (C) 1998 Vanguard Marketing
                                                                                   Corporation, Distributor















I040N

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INVESTOR AND INSTITUTIONAL SHARES OF THE MID CAPITALIZATION STOCK PORTFOLIO, THE SMALL CAPITALIZATION VALUE STOCK PORTFOLIO, AND THE SMALL CAPITALIZATION GROWTH STOCK PORTFOLIO, AS WELL AS THE INSTITUTIONAL SHARES OF THE VALUE PORTFOLIO AND THE GROWTH PORTFOLIO MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS. TO OBTAIN A CURRENTLY EFFECTIVE PROSPECTUS FOR VANGUARD INDEX TRUST PLEASE CONTACT VANGUARD'S INVESTOR INFORMATION DEPARTMENT AT 1-800-662-7447.

                             SUBJECT TO COMPLETION

                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 9, 1998


                                     PART B

                              VANGUARD INDEX TRUST

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 30, 1998



This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses, as they may be amended from time to time. The Trust's current prospectuses are dated March 30, 1998. To obtain a Prospectus please call:


                      VANGUARD INVESTOR INFORMATION CENTER
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Objectives and Policies........................................................   B-1
Investment Limitations....................................................................   B-5
Purchase of Shares........................................................................   B-6
Redemption of Shares......................................................................   B-7
Yield and Total Return....................................................................   B-7
Management of the Trust...................................................................   B-8
Portfolio Transactions....................................................................  B-11
Description of Shares and Voting Rights...................................................  B-11
Performance Measures......................................................................  B-13
Financial Statements......................................................................  B-14


                       INVESTMENT OBJECTIVES AND POLICIES

     REPURCHASE AGREEMENTS. Each Portfolio of the Trust may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Board of Trustees will monitor the Trust's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Trust. No more than an aggregate of 15% of a Portfolio's assets at the time of investment will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, for which there are no readily available market quotations. From time to time, the Fund's Board of Trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES. Each Portfolio of the Trust may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     FUTURES CONTRACTS. Each Portfolio of the Trust may enter into futures contracts, options, warrants, options on futures contracts, convertible securities and swap agreements for the purpose of simulating full investment and reducing transactions costs. The Trust does not use futures or options for speculative purposes. Each Portfolio will only use futures and options to simulate full investment in the underlying index while retaining a cash balance for fund management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Trust's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Portfolio of the Trust expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Trust's Portfolios intend to use futures contracts only for bona fide hedging purposes.


     Regulations of the CFTC applicable to the Trust require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. A Portfolio will only sell futures contracts to protect against a decrease in the price of securities it intends to sell or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.


     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Trust also bears the risk that the adviser will incorrectly predict future stock market trends. However, because the futures strategies of the Trust are engaged in only for hedging purposes, the Trust's Officers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Trust does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged.

     It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Portfolio of the Trust is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. Net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of each Portfolio (as defined in the Investment Company Act of 1940). Each Portfolio may not under any circumstances:

      1) change its investment objective, which is to provide investment results that correspond to the performance of a particular stock index as set forth in (2) below;


      2) change its investment policy, which, in the case of the 500 Portfolio, is to attempt to duplicate the performance of Standard & Poor's 500 Composite Stock Price Index by owning as many of the 500 stocks contained in the index as is feasible; in the case of the Extended Market Portfolio, is to attempt to duplicate the performance of common stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ not included in the S&P 500 Index as represented by the Wilshire 4500 Index; in the case of the Total Stock Market Portfolio is to match the investment performance of the Wilshire 5000 Index, an index consisting of all regularly traded U.S. stocks; in the case of the Value Portfolio, is to attempt to duplicate the performance of the Standard & Poor's/BARRA Value Index by owning as many of the stocks contained in the index as is feasible; in the case of the Growth Portfolio, is to attempt to duplicate the performance of the Standard & Poor's/BARRA Growth Index by owning as many of the stocks contained in the index as is feasible; in the case of the Small Capitalization Stock Portfolio is to duplicate the investment performance of the Russell 2000 Small Stock Index; in the case of the Mid Capitalization Stock Portfolio, is to attempt to duplicate the performance of the S&P MidCap 400 Index by owning as many of the stocks contained in the index as is feasible; in the case of the Small Capitalization Value Stock Portfolio, is to attempt to duplicate the performance of the S&P/BARRA 600 Value Index by owning as many of the stocks contained in the index as is feasible; and, in the case of the Small Capitalization Growth Stock Portfolio, is to attempt to duplicate the performance of the S&P/BARRA 600 Growth Index by owning as many of the stocks contained in the index as is feasible.


      3) invest in commodities or purchase real estate, although it may purchase securities of companies which deal in real estate or interests therein, and that each Portfolio may invest in stock index futures contracts, stock options and options on stock index futures contracts to the extent that not more than 5% of the Portfolio's assets are required as margin deposit for futures contracts and not more than 20% of a Portfolio's assets are invested in futures and options at any time;


      4) lend money to any person except (i) by purchasing a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors, (ii) as provided under "Lending of Securities", and (iii) the Mid Capitalization Stock Portfolio, the Small Capitalization Value Stock Portfolio, and the Small Capitalization Growth Stock Portfolio may make loans to any existing and future investment company member of The Vanguard Group of Investment Companies, or its predecessors, through its interfund lending facility;


      5) purchase securities on margin or sell securities short, except as set forth in paragraph 3 above;

      6) with respect to 75% of total assets, (i) purchase more than 10% of the outstanding voting securities of any company, or (ii) purchase securities of any issuer (except obligations of the United States Government and its instrumentalities), if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;


      7) borrow money, except from banks (or through reverse repurchase agreements) for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of its net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. The Mid Capitalization Stock Portfolio, the Small Capitalization Value Stock Portfolio, and the Small Capitalization Growth Stock Portfolio may borrow from any existing and future investment company member of The Vanguard Group of Investment Companies, or its predecessors, through its interfund lending facility. Whenever a borrowing exceeds 5% of a Portfolio's net assets, the Portfolio will not make any additional investments;


      8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;

      9) engage in the business of underwriting securities issued by other persons except to the extent that a Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

     10) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Trust's investment in The Vanguard Group, Inc.);

     11) invest for the purpose of controlling management of any company;

     12) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Portfolio's shareholders, or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;

     13) invest more than 25% of the value of its total assets in any one industry; or

     14) invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs, except as set forth in limitation number "3", above.

     The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Trust may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Trust and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Trust and other investment companies. See "The Vanguard Group". Each Portfolio of the Trust may not invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' of continuous operation. Additionally, each Portfolio of the Trust will not purchase or retain securities of an issuer if those Officers and Trustees of the Trust owning more than 1/2 of 1% of such securities together own more than 5% of such securities. These are non-fundamental policies which may be changed by the vote of a majority of the Trustees.

                               PURCHASE OF SHARES

     The Trust reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase or exchange purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Trust's shares.


     EXCHANGE OF SECURITIES FOR SHARES OF THE TRUST. In certain circumstances, shares of the Trust's Portfolios may be purchased in exchange for a minimum value of $1 million in common stocks. Such common stocks must be included in the appropriate Index and each position must have a market value in excess of $10,000. Additionally, such securities will be acquired by a Portfolio of the Trust for investment purpose and not for resale and must be liquid securities which are not restricted as to transfer and have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ. Securities accepted by the Portfolio will be valued as set forth under "The Share Price of Each Portfolio" in the Trust's prospectus as of the time of the next determination of net asset value after such acceptance. Shares of each Portfolio of the Trust are issued at net asset value determined as of the same time. "IN-KIND" PURCHASES OF THE SMALL CAPITALIZATION STOCK, EXTENDED MARKET, MID CAPITALIZATION STOCK, SMALL CAPITALIZATION VALUE STOCK AND SMALL CAPITALIZATION GROWTH STOCK PORTFOLIOS WILL NOT BE SUBJECT TO THEIR NORMAL TRANSACTION FEES, 0.5%, 0.25%, 0.25%, 1.00% AND 1.00%, RESPECTIVELY. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.


     The Portfolio will not accept securities in exchange unless: (1) such securities are, at the time of the exchange, included in the Portfolio; (2) such an exchange will not cause the Portfolio's weightings to become imbalanced with respect to the weightings of the stocks included in the Index; (3) the investor represents and agrees that all securities offered to the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (i.e., one that does not involve a trade of substantial size which artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Portfolio's net assets immediately prior to the transaction.

     Investors interested in such purchases should contact the Trust.

                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     No charge is made by the Trust for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by each Portfolio.

     The Trust has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Trust. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus, and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                             YIELD AND TOTAL RETURN


     The annualized yield of the 500 Portfolio for the 30-day period ended December 31, 1997 was +--%. The annualized yield of the Extended Market Portfolio's Investor Shares for the 30-day period ended December 31, 1997 was +--%. The annualized yield of the Total Stock Market Portfolio's Investor Shares for the 30-day period ended December 31, 1997 was +--%. The annualized yield of the Value Portfolio for the 30-day period ended December 31, 1997 was +--%. The annualized yield of the Growth Portfolio for the 30-day period ended December 31, 1997 was +--%. The annualized yield of the Small Capitalization Stock Portfolio's Investor Shares for the 30-day period ended December 31, 1997 was +--%.



     The average annual total return of the 500 Portfolio* for the one-, five-, and ten-year periods ended December 31, 1997 was +--%, +--% and +--%, respectively. The average annual total return for the Investor Shares of the Extended Market Portfolio** for the one-, five- and 10-year periods ended December 31, 1997 was +--%, +--%, and +--%, respectively. The average annual total return of the Investor Shares of the Total Stock Market Portfolio* for the one- and five-year periods ended December 31, 1997, and since the Portfolio's inception on March 16, 1992, was +--%, +--%, and +--%(1), respectively. The average annual total return of the Value Portfolio* for the one- and five-year periods ended December 31, 1997 and since inception on November 2, 1992 was +--%, +--%, and +--%(1), respectively. The average annual total return of the Growth Portfolio* for the one- and five-year periods ended December 31, 1997 and since inception on November 2, 1992, was +--%, +--%, and +--%(1), respectively. The average annual total return of the Investor Shares of the Small Capitalization Stock Portfolio for the one- five- and ten-year periods ended December 31, 1997 was +--%, +--%, and +--%, respectively. Total return is computed by finding the average compounded rates of return over the one- five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.



     The Institutional Shares of the Extended Market Portfolio, Total Stock Market Portfolio and Small Capitalization Stock Portfolio were not offered prior to July 7, 1997. The Institutional Shares of the Value Portfolio and the Growth Portfolio were not offered prior to March 30, 1998. The Investor Shares and Institutional Shares of the Mid Capitalization Stock, Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios were not offered prior to March 30, 1998.

---------------
  * Total return figures are not adjusted to reflect the $10 annual account maintenance fee.

 ** Total return figures for the Extended Market Portfolio are not adjusted to reflect the 0.25% portfolio transaction fee and the $10 annual account maintenance fee.

*** Total return figures for the Small Capitalization Stock Portfolio are not adjusted to reflect the 0.5% portfolio transaction fee and the $10 annual account maintenance fee.

 (1) Annualized.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and Officers of the Trust and a statement of their present positions and principal occupations during the past five years. The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Trustee*

     Chairman, Director and former Chief Executive Officer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.


JOHN J. BRENNAN, President, Chief Executive
Officer & Trustee*

     President, Chief Executive Officer and Direc-tor of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.


ROBERT E. CAWTHORN, Trustee

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.


BARBARA BARNES HAUPTFUHRER, Trustee

     Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.


BRUCE K. MACLAURY, Trustee

     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.


BURTON G. MALKIEL, Trustee

     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England
     Telecommunications Company.


ALFRED M. RANKIN, JR., Trustee

     Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.


JOHN C. SAWHILL, Trustee

     President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.


JAMES O. WELCH, JR., Trustee

     Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.


J. LAWRENCE WILSON, Trustee

     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; Trustee of Vanderbilt University.


RAYMOND J. KLAPINSKY, Secretary*

     Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.


RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Mr. Bogle and the Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP, INC.

     Vanguard Index Trust is a member of the Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are Officers of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The Funds' Service Agreement provides as follows: (a) each aggregate Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no limitation on the amount that the Vanguard Funds may contribute to Vanguard's capitalization. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1997, the Trust had contributed capital of $-- to Vanguard, representing --% of Vanguard's capitalization.



     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1997, the Trust's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $--.


     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1997, the Trust paid approximately $ -- of the Group's distribution and marketing expenses. With respect to the Extended Market, Total Stock Market and Small Capitalization Portfolios, expenses paid to Vanguard that are associated with marketing and distribu-tion activities will be allocated to the class of shares of the Portfolio on behalf of which the expenses were incurred by making such allocations to each share class as if each such class were a separate Vanguard Fund. With respect to the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios' expenses associated with Vanguard's provision of shareholder account services will be allocated to each share class on the basis of the amount incurred by each share class.


     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to Vanguard Municipal Bond Fund, Vanguard Admiral Funds, Vanguard Balanced Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Bond Index Fund, Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, Vanguard Money Market Reserves, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, Vanguard California Tax-Free Fund, Florida Insured Tax-Free Fund, New Jersey Tax-Free Fund, New York Insured Tax-Free Fund, Ohio Tax-Free Fund, Pennsylvania Tax-Free Fund, a portion of the assets of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund and several indexed separate accounts. These services are provided on an at-cost basis from money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal year ended December 31, 1995, 1996 and 1997, the Trust paid the following amount of Vanguard's expenses relating to investment advisory services:



                          PORTFOLIO                              1995         1996         1997
-------------------------------------------------------------  --------     --------     --------
500 Portfolio................................................  $ 24,000     $ 20,000     $  --
Extended Market Portfolio....................................  $ 47,000     $ 27,000        --
Total Stock Market Portfolio.................................  $ 47,000     $ 27,000        --
Small Capitalization Stock Portfolio.........................  $ 47,000     $ 29,000        --
Value Portfolio..............................................  $ 24,000     $ 12,000        --
Growth Portfolio.............................................  $ 24,000     $ 12,000        --



     REMUNERATION OF TRUSTEES AND OFFICERS. The Trust pays each Trustee, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Trust's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Trust and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. For the fiscal year ended December 31, 1997, the Fund's proportionate share of remuneration for all Officers as a group was approximately $--, and its proportionate share of the amounts contributed to the retirement plans of all Officers as a group was approximately $--.



     During the fiscal year ended December 31, 1997, the Trust paid approximately $-- in Trustees' fees and expenses.


     Upon retirement, Trustees who are not Officers receive an annual fee of $1,000 for each year of service on the Board up to a maximum of $15,000. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect.

     The following table provides detailed information with respect to the amounts paid or accrued for the Trustees and Officers of the Trust for whom the Trust's proportionate share of remuneration exceeded $60,000 for the fiscal year ended December 31, 1997.


                              VANGUARD INDEX TRUST
                               COMPENSATION TABLE


                                AGGREGATE       PENSION OR RETIREMENT         ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS       ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
     NAMES OF TRUSTEES          FROM TRUST      PART OF TRUST EXPENSES     UPON RETIREMENT       PAID TO TRUSTEES(2)
---------------------------    ------------     ----------------------     ---------------     -----------------------
John C. Bogle(1)                 $ --                 $--                           --                      --
John J. Brennan(1)               $ --                 $--                           --                      --
Barbara Barnes Hauptfuhrer       $ --                 $--                      $--                   $--
Robert E. Cawthorn               $ --                 $--                      $--                   $--
Bruce K. MacLaury                $ --                 $--                      $--                   $--
Burton G. Malkiel                $ --                 $--                      $--                   $--
Alfred M. Rankin, Jr.            $ --                 $--                      $--                   $--
John C. Sawhill                  $ --                 $--                      $--                   $--
James O. Welch, Jr.              $ --                 $--                      $--                   $--
J. Lawrence Wilson               $ --                 $--                      $--                   $--

NAMES OF OTHER OFFICERS
---------------------
Raymond J. Klapinsky,
  Secretary                      $ --                 $--                           --                      --


(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                              PORTFOLIO TRANSACTIONS

     In placing portfolio transactions, the Trust uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Trust.

     Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Trust may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider the sale of Trust shares by a broker or dealer in selecting among broker-dealers.


     During the years ended December 31, 1995, 1996 and 1997, the Trust paid brokerage commissions of $3,421,567, $5,809,682 and $--, respectively.


                    DESCRIPTION OF SHARES AND VOTING RIGHTS


     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") or classes of shares. Currently the Trust is offering shares of nine Portfolios. The Extended Market Portfolio, the Total Stock Market Portfolio, the Small Capitalization Stock Portfolio, the Mid Capitalization Stock Portfolio, the Value Portfolio, the Small Capitalization Value Stock Portfolio, the Growth Portfolio, and the Small Capitalization Growth Stock Portfolio of the Trust each offers two classes of shares, Investor Shares and Institutional Shares.


     The shares of the Trust are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features.

The shares of the Trust have no pre-emptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Portfolio or class, shall be voted in the aggregate and not by Portfolio except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual Portfolio or class; and (ii) when the matter does not affect any interest of a particular Portfolio or class, then only shareholders of the affected Portfolio(s) or class(es) shall be entitled to vote thereon.

     The Trust will continue without limitation of time, provided, however, that:

     1) Subject to the majority vote of the holders of shares of any Portfolio of the Trust outstanding, the Trustees may sell or convert the assets of such Portfolio to another investment company in exchange for shares of such investment company and distribute such shares ratably among the shareholders of such Portfolio and any classes thereof;

     2) Subject to the majority vote of shares of any Portfolio of the Trust outstanding, the Trustees may sell and convert into money the assets of such Portfolio and distribute such assets ratably among the shareholders of such Portfolio or its classes; and

     3) Without the approval of the shareholders of any Portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios or classes into a single Portfolio or class so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

     Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1), 2), and 3) above, the Trust shall terminate as to that Portfolio and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Pennsylvania law, shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust and not because of such shareholder's acts or omissions. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for neglect or wrongdoing, errors of judgment or mistakes of fact or law, provided the Trustees have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interests of the Trust. Nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including Vanguard Index Trust, may from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD & POOR'S/BARRA VALUE INDEX -- contains common stocks of the S&P 500 Index which have lower than average price-to-book ratios.


STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.



STANDARD & POOR'S/BARRA 600 VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.



STANDARD & POOR'S/BARRA 600 GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.



RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.


WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 2000 STOCK INDEX -- is composed of approximately 2,000 small capitalization stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX -- is a market-weighted index that contains approximately 4700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

                              FINANCIAL STATEMENTS


     The Trust's Financial Statements for the year ended December 31, 1997, including the financial highlights for each of the respective periods presented, appearing in the Vanguard Index Trust 1997 Annual Report to Shareholders and inserts thereto, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Trust's 1997 Annual Report to Shareholders does not include information for the Investor Shares or Institutional Shares of the Mid Capitalization Stock, Small Capitalization Value Stock or Small Capitalization Growth Stock Portfolios because such Portfolios did not exist prior to March 30, 1998. Additionally, the Trust's 1997 Annual Report to Shareholders does not include information for the Institutional shares of the Value Portfolio or Growth Portfolio because such class of shares was not offered for these Portfolios until March 30, 1998. For a more complete discussion of the Trust's performance, please see the Trust's 1997 Annual Report to Shareholders, which can be obtained without charge.

                                     PART C
                              VANGUARD INDEX TRUST
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a) FINANCIAL STATEMENTS


     The Registrant's Financial Statements for the year ended December 31, 1997, including the financial highlights for each of the respective periods presented, appearing in the Vanguard Index Trust 1997 Annual Report to Shareholders and inserts thereto, and the reports thereon of Price Waterhouse LLP, independent accountants, are incorporated by reference in this Statement of Additional Information from the Registrant's 1997 Annual Report to Shareholders which has been filed with the Commission. The Financial Statements included in the Annual Report are:



     1. Statement of Net Assets as of December 31, 1997.


     2. Statement of Operations for the year ended December 31, 1997.


     3. Statement of Changes in Net Assets for the years ended December 31, 1996 and 1997.


     4. Financial Highlights for the respective periods ended December 31, 1997.

     5. Notes to Financial Statements.
     6. Reports of Independent Accountants.

     (b) EXHIBITS

      1. Declaration of Trust.**
      2. By-Laws of Registrant.**
      3. Not Applicable.
      4. Not Applicable.
      5. Not Applicable.
      6. Not Applicable.
      7. Reference is made to the section entitled "Management of the Trust" in the Registrant's Statement of Additional Information.
      8. Form of Custody Agreement.**
      9. Form of Vanguard Service Agreement.**
     10. Opinion of Counsel.**

     11. Consent of Independent Accountants.+

     12. Not Applicable.
     13. Not Applicable.
     14. Not Applicable.
     15. Not Applicable.
     16. Schedules for Computation of Performance Quotations.*

     18. Registrant's Form of Multiple Class Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940.*

     19. Powers-of-Attorney.**
     27. Financial Data Schedules.*
---------------
 * Filed herewith
** Previously filed.

 + To be filed by amendment.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management and Investment Advisory Services" in the Prospectus constituting Part A and "Management of the Trust" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of December 31, 1997 there were -- shareholders of the 500 Portfolio, -- shareholders of the Extended Market Portfolio, -- shareholders of the Total Stock Market Portfolio, -- shareholders of the Value Portfolio, -- shareholders of the Growth Portfolio and -- shareholders of Vanguard Small Capitalization Stock Portfolio.


ITEM 27. INDEMNIFICATION

     Reference is made to Article X of Registrant's Declaration of Trust.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Vanguard Group of Investment Companies. See the information concerning The Vanguard Group, Inc. set forth in Parts A and B. For information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Registrant's investment advisor is or has been engaged for his own account or in the capacity of trustee, officer, employee, partner or trustee, reference is made to Form ADV (File #801-11953) filed by it under the Investment Advisers Act of 1940.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) None

(b) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodians, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02105, and CoreStates Bank, N.A., Broad and Market Sts., Philadelphia, PA 19103.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as an Exhibit and described in Part B under "Management of the Trust," Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets the requirements for effectiveness pursuant to paragraph (a) of Rule 485 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 9th day of January, 1998.


VANGUARD INDEX TRUST

                  By:

    -----------------------------------
       John J. Brennan, President &
          Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)*
    John C. Bogle, Chairman of the Board and Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    John J. Brennan, President, Trustee and Chief Executive Officer

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Robert E. Cawthorn, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Barbara B. Hauptfuhrer, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Bruce K. MacLaury, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Burton G. Malkiel, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Alfred M. Rankin, Jr., Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    John C. Sawhill, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    James O. Welch, Jr., Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    J. Lawrence Wilson, Trustee

    January 9, 1998


BY: (Raymond J. Klapinsky)*
    Richard F. Hyland, Treasurer and Principal
    Financial Officer and Accounting Officer

    January 9, 1998


* As Attorney-in-Fact, pursuant to Power-of-Attorney. See Form SE filed for the Windsor Funds, Inc. (File Number 2-14336), as filed with the Commission on or about January 23, 1990. Incorporated by reference.

                               INDEX TO EXHIBITS


Schedule for Computation of Performance Quotations...................................  EX-99.B16
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 Under the Investment
  Company Act of 1940................................................................  EX-99.B18
Financial Data Schedules.............................................................  EX-27